UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GENERAL CABLE CORPORATION

(Name of Registrant as Specified in Its Charter)

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GENERAL CABLE CORPORATION

4 Tesseneer Drive

Highland Heights, Kentucky 41076

Telephone (859) 572-8000

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders, which will be held at 9:00 a.m., local Costa Rica time, Thursday, May 15, 2008, at the offices of Conducen, S.A. located at Autopista General Cañas Km 11, San Jose, Costa Rica.  Conducen, S.A. is one of the Phelps Dodge International Corporation businesses we acquired in 2007.  Proceedings of the meeting will be simultaneously transmitted to the World Headquarters of General Cable Corporation beginning at 11:00 a.m., Eastern Daylight Time, at 4 Tesseneer Drive, Highland Heights, Kentucky 41076.

We are taking advantage of new Securities and Exchange Commission rules that allow us to deliver proxy materials to our stockholders over the Internet.  You will receive instructions by mail to access proxy materials and vote.  At your discretion, you may request hard copies and a proxy card for voting by mail.  We encourage you to read the Proxy Statement carefully.

As you will note from the enclosed proxy material, the Board of Directors recommends that you vote FOR each of the proposals set forth in the Proxy Statement.

Sincerely,

/s/ Gregory B. Kenny

GREGORY B. KENNY

President and Chief Executive Officer

March 28, 2008

YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS FOR THE VOTING METHOD YOU SELECT.

GENERAL CABLE CORPORATION

4 Tesseneer Drive

Highland Heights, Kentucky 41076

Telephone (859) 572-8000

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS

The 2008 Annual Meeting of Stockholders of General Cable Corporation (“General Cable”) will be held on Thursday, May 15, 2008, at 9:00 a.m., local Costa Rica time, at the offices of Conducen, S.A. which is part of General Cable’s Phelps Dodge International Corporation business.  Conducen, S.A. is located at Autopista General Cañas Km 11, San Jose, Costa Rica.  Proceedings of the meeting will be simultaneously transmitted to the World Headquarters of General Cable beginning at 11:00 a.m., Eastern Daylight Time, at 4 Tesseneer Drive, Highland Heights, Kentucky 41076, to consider and act upon the following proposals:

1.

Election of two Directors;

2.

Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to audit General Cable’s 2008 consolidated financial statements and internal control over financial reporting;

3.

Approval of the General Cable Corporation 2008 Annual Incentive Plan; and

4.

Such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 17, 2008, are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

/s/ Robert J. Siverd

Robert J. Siverd

Secretary

March 28, 2008

PROXY STATEMENT

TABLE OF CONTENTS

ELECTION OF DIRECTORS

6

Nominees for Director

7

The Board, its Committees and Meetings

9

REPORT OF AUDIT COMMITTEE

10

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT

14

SIGNIFICANT STOCKHOLDERS

16

EXECUTIVE COMPENSATION

17

Compensation Discussion and Analysis

17

Summary Compensation Table

25

Grants of Plan-Based Awards Table

27

Outstanding Equity Awards at December 31, 2007 Table

30

Option Exercises and Stock Vested During Fiscal Year 2007 Table

32

Non-Qualified Deferred Compensation Table

33

Change in Control and Other Post-Employment Payments and Benefits

35

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

44

TRANSACTIONS WITH RELATED PERSONS

44

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, TO AUDIT
GENERAL CABLE’S 2008 CONSOLIDATED FINANCIAL STATEMENTS
AND INTERNAL CONTROL OVER FINANCIAL REPORTING (Proposal 2)

45

APPROVAL OF THE GENERAL CABLE CORPORATION
2008 ANNUAL INCENTIVE PLAN (Proposal 3)

46

OTHER INFORMATION

49

APPENDIX A - GENERAL CABLE CORPORATION 2008 ANNUAL INCENTIVE PLAN

A-1

PROXY STATEMENT

The Board of Directors of General Cable Corporation (“General Cable” or the “Company”) is providing this Proxy Statement for the solicitation of proxies from holders of outstanding common stock for the 2008 Annual Meeting of Stockholders (“Annual Meeting”) on May 15, 2008, and at any adjournment of the meeting.  The Annual Meeting will be held at 11:00 a.m., local Costa Rica time, Thursday, May 15, 2008, at the offices of Conducen, S.A., which is part of General Cable’s Phelps Dodge International Corporation business located at Autopista General Cañas Km 11, San Jose, Costa Rica.  Proceedings of the meeting will be simultaneously transmitted to the World Headquarters of the Company beginning at 9:00 a.m., Eastern Daylight Time, at 4 Tesseneer Drive, Highland Heights, Kentucky.  The principal executive offices of General Cable are located at 4 Tesseneer Drive, Highland Heights, Kentucky 41076.  General Cable will, on request, send copies of this Proxy Statement, proxy form, and General Cable’s Annual Report to stockholders for 2007 to all stockholders entitled to receive notice and to vote at the Annual Meeting beginning on or about March 28, 2008.

VOTING PROCEDURES

Your Vote is Very Important

Our Annual Meeting this year is being held at the Costa Rican offices of our Phelps Dodge International Corporation business in San Jose, Costa Rica.  Under new rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials for the Annual Meeting over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) beginning on or about March 28, 2008, to our stockholders of record and beneficial owners.  The Notice includes instructions on how to access the proxy materials over the Internet or to request a printed copy of the proxy materials.  Whether or not you plan to attend our Annual Meeting, please take the time to vote.

Voting by Stockholders of Record.  If you are a stockholder of record, you may vote in person at the Annual Meeting.  We will give you a ballot when you arrive.  If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy.  You can vote by proxy over the Internet by following the instructions provided in the Notice.  If you requested printed copies of the proxy materials, you also can vote by mail or by telephone.

Voting by Beneficial Owners.  If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.”  If you are a beneficial owner and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares.  If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy.  You can vote by proxy over the Internet following the instructions provided in the Notice, which was provided to you by the organization that holds your shares.  If you requested printed copies of the proxy materials, you also can vote by mail or by telephone.

   Record Date

Holders of record of General Cable common stock, par value $0.01 per share, at the close of business on March 17, 2008 (the “Record Date”) will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments.  At the Record Date, 52,911,418 shares of common stock were issued and outstanding.

How to Revoke Your Proxy

You may revoke your proxy at any time before the final vote at the Annual Meeting.  You may do so by (1) voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted before the Annual Meeting will be counted); (2) sending a written statement of revocation to the Secretary of General Cable at the above address; or (3) submitting a properly signed proxy having a later date. You also may attend the meeting and vote in person.  However, your attendance at the meeting will not, by itself, revoke your proxy.

Vote Required and Method of Counting Votes

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Number of Shares Outstanding.  At the close of business on the Record Date, there were 52,911,418 shares of common stock outstanding and entitled to vote at the Annual Meeting.

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Vote Per Share.  You are entitled to one vote per share on matters presented at the Annual Meeting.  Stockholders do not have cumulative voting rights in the election of Directors.

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Quorum.  A majority of outstanding shares, present or represented by proxy, makes a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (i.e., when a broker does not have authority to vote on a specific issue) are counted as present for purposes of determining a quorum.

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Vote Required.  The following is an explanation of the vote required for each of the three items to be voted on at the Annual Meeting.

Proposal 1 – Election of Directors

The nominees receiving the highest number of votes will be elected.  If you do not wish your shares to be voted for a nominee, you may withhold votes from nominee(s).  You will be provided instructions based on the voting method you select.

Proposal 2  – Ratification of Appointment of Auditors

The affirmative vote of a majority of shares present in person or by proxy is required for approval of Proposal 2.

Proposal 3 – Approval of the 2008 Annual Incentive Plan

The affirmative vote of a majority of shares present in person or by proxy is required for approval of Proposal 3.

•

Abstentions and Broker Non-Votes.  Abstentions and broker non-votes will have no legal effect on the election of Directors.  Abstentions will have the effect of a vote against Proposal 2 and Proposal 3.  Member firms of the New York Stock Exchange (“NYSE”) have authority to vote in their discretion on Proposals 1, 2 and 3 as routine items in the absence of a voting directive from a beneficial owner of the stock.  Broker non-votes will not count as votes against any proposal at the Annual Meeting.

Discretionary Voting Power

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting.  In addition, on matters raised at the Annual Meeting that are not covered by this Proxy Statement, the persons named in the proxy card will have full discretionary authority to vote unless a stockholder has followed the advance notice procedures discussed below under “Nominees for Director.”  If any nominee for election as a Director becomes unable to accept nomination or election, which we do not anticipate, the persons named in the proxy will vote for the election of another person recommended by the Board.

ELECTION OF DIRECTORS

(Proposal 1)

Two Directors will be elected at the 2008 Annual Meeting.

Under General Cable’s Certificate of Incorporation, the Board is divided into three classes of Directors serving staggered three-year terms.  Each class is to be as nearly equal in number as reasonably possible.  Terms of office for Directors were set up so that the initial term of office of Class I Directors expired at the 1998 annual meeting; the initial term of Class II Directors expired at the 1999 annual meeting; and the initial term of Class III Directors expired at the 2000 annual meeting.  This year, at the 2008 Annual Meeting, the term of the Directors in Class II expires.  There are currently two Class II Directors.  The Board believes that its current size facilitates productive Board and Committee level interactions and decision making.  Directors elected to succeed Directors whose terms have expired have a term of office lasting three years and until their successors are elected.  Class III and Class I Directors will serve until the 2009 and 2010 Annual Meetings, respectively, and until their successors are elected and qualified or until their earlier resignation or removal.

Set forth below is certain information relating to the individuals who were nominated by the Board of Directors on February 5, 2008, for reelection as Class II Directors at the Annual Meeting.  Also set forth below is information about Class I and Class III continuing Directors.  The information is based on data furnished to General Cable by the individual Directors.  The new term of office for the nominees runs from the 2008 Annual Meeting until the Annual Meeting of Stockholders to be held in 2011 and until their successors shall have been elected and qualified.

Class II Director Nominees for Election at the Annual Meeting

Gregory B. Kenny Age 55 Director since 1997 President and Chief Executive Officer of General Cable

Mr. Kenny has served as President and Chief Executive Officer of General Cable since August 2001.  He was President and Chief Operating Officer of General Cable from May 1999 to August 2001.  From March 1997 to May 1999, he was Executive Vice President and Chief Operating Officer of General Cable.  From June 1994 to March 1997, he was Executive Vice President of the subsidiary of General Cable which was General Cable’s immediate predecessor.  Mr. Kenny is a Director of a number of General Cable subsidiaries.  He is also a Director of Cardinal Health (NYSE: CAH) and Corn Products International, Inc. (NYSE: CPO).

Robert L. Smialek Age 64 Director since 1998 Chairman of the Compensation Committee, Member of the Audit and Corporate Governance Committees

Mr. Smialek has been a private investor and consultant since August 2002.  He was President and Chief Executive Officer of Applied Innovation Inc. (NASDAQ: AINN) from July 2000 to August 2002.  From May 1993 to July 1999 he served as President and Chief Executive Officer of the Insilco Corporation.  Prior to 1993, Mr. Smialek served as the Group President and Chief Operating Officer of the Temperature and Appliance Controls Group of Siebe, plc.  He was Group Vice President for the Tracor Instruments Group from 1988 to 1990. For the prior 19 years, Mr. Smialek worked for the General Electric Company in various operations management positions.

Class I Continuing Director

John E. Welsh, III Age 57 Director since 1997 Nonexecutive Chairman of the Board, Member of the Audit, Compensation and Corporate Governance Committees

Mr. Welsh is currently President of Avalon Capital Partners LLC, an investment firm focused on private equity and venture capital investments.  From October 2000 to December 2002, he was a Managing Director of CIP Management LLC, the management company for Continuation Investments Group Inc. From November 1992 to December 1999, he served as Managing Director and Vice-Chairman of the Board of Directors of SkyTel Communications, Inc. and as a Director of the company from September 1992 until December 1999.  Prior to 1992, Mr. Welsh was a Managing Director in the Investment Banking Division of Prudential Securities, Inc.

Class III Continuing Directors

Gregory E. Lawton Age 57 Director since 1998 Chairman of the Corporate Governance Committee, Member of the Audit and Compensation Committees

Mr. Lawton has been a private investor and consultant since March 2006 and served as President and Chief Executive Officer of JohnsonDiversey, Inc. from October 2000 to February 2006.  From January 1999 until September 2000, he was President and Chief Operating Officer of Johnson Wax Professional.  Prior to joining Johnson Wax, Mr. Lawton was President of NuTone Inc., a subsidiary of Williams plc based in Cincinnati, Ohio, from 1994 to 1998.  From 1989 to 1994, Mr. Lawton served with Procter & Gamble (NYSE: PG) where he was Vice President and General Manager of several consumer product groups.

Craig P. Omtvedt Age 58 Director since 2004 Chairman of the Audit Committee, Member of the Compensation and Corporate Governance Committees

Mr. Omtvedt has been Senior Vice President and Chief Financial Officer of Fortune Brands, Inc. (NYSE: FO) since 2000.  Previously, he held positions with Fortune Brands as Senior Vice President and Chief Accounting Officer from 1998 to 1999; Vice President and Chief Accounting Officer from 1997 to 1998; Vice President, Deputy Controller and Chief Internal Auditor from 1996 to 1997; Deputy Controller from 1992 to 1996; and Director of Audit from 1989 to 1992. Before joining Fortune Brands, Mr. Omtvedt worked for Pillsbury Company in Minneapolis, Minnesota from 1985 to 1989 in various audit and controller roles.

The Board, its Committees and Meetings

The General Cable Board of Directors meets regularly during the year.  In 2007, the Board of Directors held six regular meetings and seven special meetings.  As a matter of policy, the Company expects Directors to attend each Annual Meeting, and in 2007, all Directors attended the Annual Meeting. The Board currently has five members.  The Board has determined that Messrs. Lawton, Omtvedt, Smialek and Welsh, who are not employees of the Company, are independent based on application of the rules and standards of the NYSE.  General Cable has three standing Committees, which are the Audit Committee, the Compensation Committee, and the Corporate Governance Committee which meet regularly.  In 2007, each Director attended at least 75% of the total number of meetings of the Board of Directors and of the Committees on which he served.

The Board generally will have six regularly scheduled meetings a year for the non-management Directors without management present.  These sessions usually take place around regularly scheduled Board meetings.  The Nonexecutive Chairman will preside at such meetings.  The non-management Directors also may and do meet without management present at other times as are determined by the Nonexecutive Chairman.

Compensation arrangements for non-management Directors are discussed in connection with the Director Compensation Table (see page 34).

Stockholders and other interested persons may communicate with the Board, including the Nonexecutive Chairman and the non-management Directors, on matters of interest.  The Company has established a special email address and telephone number for these communications which are posted on the Company’s website (www.generalcable.com) via the Investor Relations page.  Our general telephone number is (859) 572-8000; our main email address is info@generalcable.com.  The email address and telephone number are posted on the Company’s website.  (Information on the Company’s website is not incorporated by reference into this Proxy Statement.)  Stockholders and other interested persons may also contact the Directors, including non-management Directors, anonymously by using the special email address (chairman@generalcable.com and directors@generalcable.com) and telephone number

(800) 716-3565.  Communications to these Directors initially will be reviewed by the Secretary and routed to the Chairman or a Board Committee as appropriate.

The membership and functions and other relevant information relating to each Committee are described below:

Audit Committee:  Consists of Craig P. Omtvedt (Chairman), Gregory E. Lawton, Robert L. Smialek and John E. Welsh, III, who are independent under the rules of the NYSE.  The Committee assists in Board oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal requirements and performance of the Company’s internal audit functions and independent auditors. This Committee also determines the independent registered public accounting firm that General Cable retains as its independent auditor.  None of the members of the Committee are officers or employees of General Cable.  The Audit Committee met eight times in 2007.  The Board of Directors has determined that each of the members of the Committee named above is an Audit Committee financial expert under rules of the Securities and Exchange Commission (“SEC”).

The Audit Committee has adopted formal preapproval policies and procedures relating to the services provided by its independent auditor consistent with requirements of the SEC rules.  Under the Company’s preapproval policy, all audit and permissible non-audit services provided by the independent auditors must be preapproved.  The Audit Committee will generally preapprove a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year.  Any services that are not included in the approved list of services must be separately preapproved by the Audit Committee.  The Committee delegates to the Chairman the authority to approve permitted audit and non-audit services to be provided by the independent auditor between Committee meetings for the sake of efficiency.  The Committee Chairman reports any such interim preapproval at the next meeting of the Committee.  In 2007, all audit and permissible non-audit services were preapproved in accordance with the policy.

REPORT OF THE AUDIT COMMITTEE

General Cable’s Audit Committee is furnishing the following report under the rules of the SEC:

The Audit Committee provides oversight relating to the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.  The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is posted on the Company’s web site (www.generalcable.com) and is accessible to anyone via the Investor Relations page.  It is also available in print to any stockholder on request to the Corporate Secretary at General Cable’s World Headquarters at 4 Tesseneer Drive, Highland Heights, Kentucky 41076.  The Audit Committee reviews its Charter annually.

The Audit Committee is responsible for overseeing the Company’s overall financial reporting process.  In fulfilling its responsibilities for calendar 2007, the Audit Committee:

•

Reviewed and discussed the audited financial statements for the year ended December 31, 2007, with management and Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (together, the “Deloitte Entities”), the Company’s independent auditors;

•

Discussed with the Deloitte Entities the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or modified, relating to the conduct of the audit;

•

Received written disclosures and the letter from the Deloitte Entities regarding their  independence as required by Independence Standards Board Standard No. 1.  The Audit Committee discussed with the Deloitte Entities their independence; and

•

Exercised oversight in other areas relating to the financial reporting and audit process that the Committee determined appropriate, including the Company’s compliance program relating to Section 404 of the Sarbanes-Oxley Act and the Company’s risk assessment and risk management programs.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and the Deloitte Entities as discussed above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

Audit Committee:

Craig P. Omtvedt, Chairman

Gregory E. Lawton

Robert L. Smialek

John E. Welsh, III

Compensation Committee:  Consists of Robert L. Smialek (Chairman), Gregory E. Lawton, Craig P. Omtvedt, and John E. Welsh, III.  The Compensation Committee reviews and acts on General Cable’s executive compensation and employee benefit plans and programs, including their establishment, modification and administration.  It also determines the compensation of the Chief Executive Officer and other executive officers.  None of the members are officers or employees of General Cable; all are independent under the rules of the NYSE.  The Compensation Committee’s charter is posted on the Company’s website and is accessible to anyone via the Investor Relations page.  It is also available in print to any stockholder on request to the Corporate Secretary at General Cable’s World Headquarters.  The Compensation Committee met six times in 2007.

Corporate Governance Committee:  Consists of Gregory E. Lawton (Chairman), Craig P. Omtvedt, Robert L. Smialek and John E. Welsh, III.  The Corporate Governance Committee considers and recommends nominees for election as Directors, appropriate Director compensation, and the membership and responsibilities of Board committees.  It conducts, in conjunction with the Compensation Committee, an annual performance evaluation of the Chief Executive Officer (“CEO”) and sets performance objectives for the CEO.  The Corporate Governance Committee also reviews management development and succession policies and practices.  A copy of the Corporate Governance Committee’s charter is available on the Company’s website and is accessible to anyone via the Investor Relations page.  It is also available in print to any stockholder on request to the Corporate Secretary at General Cable’s World Headquarters.  In addition, the Corporate Governance Committee provides oversight with regard to the Company’s Code of Business Conduct and Ethics that applies to its Directors, officers, and employees.  A copy of the Code of Business Conduct and Ethics is available on the Company’s website via the Investor Relations page.  It is also available in print to any stockholder on request to the Corporate Secretary at General Cable’s World Headquarters.  None of the members of the Corporate Governance Committee are officers or employees of General Cable; all are independent under the rules of the NYSE.  The Corporate Governance Committee met three times in 2007.

The Corporate Governance Committee as noted is responsible for considering and recommending nominees for election as Director.  In carrying out its duties, the Corporate Governance Committee engages third-party search firms to assist in identifying and assessing qualifications of Director candidates.  Director qualifications and related responsibilities are set forth in the Company’s Corporate Governance Principles and Guidelines.  The Guidelines are posted on the Company’s website via the Investor Relations page and are available in print to any stockholder upon request to the Corporate Secretary of General Cable at its World Headquarters.  Under these Guidelines, the Corporate Governance Committee expects that Directors of the Company should possess the highest personal and professional values, ethics, and integrity and should be committed to represent and advance the long-term interests of the Company’s stockholders. Directors must have an inquisitive and objective perspective, practical experience and maturity of judgment.  General Cable aims to have a Board representing diverse experience in business, finance, technology, and other disciplines relevant to the Company’s business activities.

Directors of our Company are also expected to attend all scheduled Board and Committee meetings and to be prepared for the meetings by reviewing the materials provided to them in advance of the meetings.  Directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities that would adversely affect their ability to fulfill their duties and responsibilities as Directors.  Further, Directors who also serve as CEO or in equivalent positions should not serve on more than two boards of public companies in addition to the General Cable Board, and other Directors should not serve on more than four other boards of public companies.  Current positions in excess of those limits may be maintained unless the Board determines that doing so would impair the Director’s service on the Company’s Board.  Lastly, the Board does not believe that arbitrary term limits on Directors’ service are appropriate; nor does it believe that Directors should expect to be renominated annually until they reach retirement age.  The Board does believe that 70 is an appropriate retirement age for outside Directors.  However, the Board will utilize its own self-evaluation process as an important determinant of Board tenure.

Each year, the Corporate Governance Committee recommends a slate of nominees to the Board which proposes nominees to the stockholders for election to the Board.  In connection with its  recommendations, the Corporate Governance Committee considers whether the Director candidates have the requisite qualifications and skills that are identified above and the commitment and willingness to serve on the Board in accord with the Company’s Corporate Governance Principles and Guidelines.

The Corporate Governance Committee will consider stockholder suggestions for nominees when submitted in accord with the provisions of our Bylaws.  Under General Cable’s Bylaws, stockholders may present any proposals for stockholder vote, including the election of Directors, by following the advance notice procedure described below.  Under this procedure, the candidates eligible for election at a meeting of stockholders will be candidates nominated by or at the direction of the Board of Directors and candidates nominated at the meeting by a stockholder.  Stockholders will be given a reasonable opportunity at the Annual Meeting to nominate candidates for the office of Director if, as the Bylaws require, that stockholder first gave the Secretary of General Cable a written nomination notice at least 60 (sixty) days before the date of the Annual Meeting.

The nomination notice must set forth the following information as to each individual nominated:

•

The name, date of birth, business address and residence address of the individual;

•

The business experience during the past five years of the nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which those occupations and employment were carried on, and additional information about the nature of his or her responsibilities and level of professional competence which permits an assessment of the candidate’s prior business experience;

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Whether the nominee is or has ever been at any time a Director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity;

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Any directorships held by the nominee in any company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or covered by Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; and

•

Whether, in the last five years, the nominee was convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee.

The nomination notice must also provide the following information about the person submitting the nomination notice and any person acting in concert with that person: (1) the name and business address of that person; (2) the name and address of that person as they appear in the Company’s books; and (3) the class and number of General Cable shares that are beneficially owned by that person.  The nomination notice must include the nominee’s signed written consent to being named in a proxy statement as a nominee and to serve as a Director if elected.  If the presiding officer at any stockholder’s meeting determines that a nomination was not made in accord with these procedures, he or she will so declare to the meeting and the defective nomination will be disregarded.

The Board of Directors recommends that stockholders vote FOR the election of the  nominees for Director.

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT

The following Table sets forth information, as of March 1, 2008, concerning the beneficial ownership of General Cable’s common stock by: (i) each Director and Director nominee of General Cable; (ii) each executive officer of General Cable named in the Summary Compensation Table; and (iii) all Directors and executive officers of General Cable as a group.  This information is based on data furnished by the named persons.  The beneficial owners of common stock listed below have sole investment and voting power with respect to these shares, except as otherwise indicated.

Share Ownership Table

Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number	Percent of Class (2)
J. Michael Andrews, Officer	37,342 (3)	*
Gregory B. Kenny, Officer and Nominee for Director	534,970 (4)	1.01
Gregory E. Lawton, Director	29,239 (5)	*
Roderick Macdonald, Officer	38,692 (6)	*
Craig P. Omtvedt, Director	13,556 (7)	*
Brian J. Robinson, Officer	25,827 (8)	*
Robert J. Siverd, Officer	245,210 (9)	*
Robert L. Smialek, Nominee for Director	39,116 (10)	*
John E. Welsh, III, Director	131,252 (11)	*
All Directors and executive officers as a group	1,095,204	2.06

*  Means less than 1.0%

(1)

Beneficial ownership is determined under the rules of the SEC and includes voting or investment power with respect to the shares.

(2)

The percentages shown are calculated based on the total number of shares of common stock which were outstanding at the Record Date (52,911,418 shares of common stock).

(3)

Includes 19,485 shares of restricted common stock awarded to Mr. Andrews under the General Cable Stock Incentive Plans as to which he has voting power; 12,319 shares of restricted and unrestricted common stock deferred under the General Cable Deferred Compensation Plan; and 5,538 shares covered by stock options which may be exercised by Mr. Andrews within 60 (sixty) days of March 1, 2008.

(4)

Includes 12,720 shares of restricted and unrestricted common stock awarded to Mr. Kenny under the General Cable Stock Incentive Plans as to which he has voting power; 373,421 shares of restricted and unrestricted common stock deferred under the General Cable Deferred Compensation Plan; and 91,331 shares covered by stock options which may be exercised by Mr. Kenny within 60 (sixty) days of March 1, 2008.

(5)

Includes 26,739 shares of common stock deferred under the General Cable Deferred Compensation Plan and 2,500 shares covered by stock options which may be exercised by Mr. Lawton within 60 (sixty) days of March 1, 2008.  Mr. Lawton does not hold any shares of common stock directly.

(6)

Includes 21,792 shares of restricted common stock awarded to Mr. Macdonald under the General Cable Stock Incentive Plans as to which he has voting power; 5,500 shares of restricted and unrestricted common stock deferred under the General Cable Deferred Compensation Plan; and 8,296 shares covered by stock options which may be exercised by Mr. Macdonald within 60 (sixty) days of March 1, 2008.

(7)

Includes 6,389 shares of common stock deferred under the General Cable Deferred Compensation Plan; 4,167 shares covered by stock options which may be exercised by Mr. Omtvedt within 60 (sixty) days of March 1, 2008; and 3,000 shares of common stock held directly by Mr. Omtvedt.

(8)

Includes 21,008 shares of restricted common stock awarded to Mr. Robinson under the General Cable Stock Incentive Plans as to which he has voting power and 4,519 shares covered by stock options which may be exercised by Mr. Robinson within 60 (sixty) days of March 1, 2008.  Mr. Robinson does not hold any shares in General Cable’s Deferred Compensation Plan.

 (9)

Includes 16,491 shares of restricted common stock awarded to Mr. Siverd under the General Cable Stock Incentive Plans as to which he has voting power; 79,030 shares of restricted and unrestricted common stock deferred under the General Cable Deferred Compensation Plan; and 84,604 shares covered by stock options which may be exercised by Mr. Siverd within 60 (sixty) days of March 1, 2008.

(10)

Includes 26,739 shares of common stock deferred under the General Cable Deferred Compensation Plan; 7,500 shares covered by stock options which may be exercised by Mr. Smialek within 60 (sixty) days of March 1, 2008; and 4,877 shares of common stock held directly by Mr. Smialek.

(11)

Includes 84,752 shares of common stock deferred under the General Cable Deferred Compensation Plan and 46,500 shares covered by stock options which may be exercised by Mr. Welsh within 60 (sixty) days of March 1, 2008.  Mr. Welsh does not hold any shares of common stock directly.

SIGNIFICANT STOCKHOLDERS

The following Table sets forth information about each person known to General Cable to be the beneficial owner of more than 5% of General Cable’s common stock.  General Cable obtained this information from its records and statements filed with the SEC under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and received by General Cable through the Record Date.

	Amount and Nature of Beneficial Ownership(1)
Name and Business Address of Beneficial Owner	Number	Percent of Class(2)
FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	4,884,214 (3)	9.23
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	4,228,590 (4)	7.99
Munder Capital Management Munder Capital Center 480 Pierce Street Birmingham, Michigan 48009	3,024,446 (5)	5.72

(1)

Beneficial ownership is determined under the rules of the SEC and includes voting or investment power with respect to the shares.

(2)

The percentages shown are calculated based on the total number of shares of common stock which were outstanding at the Record Date (52,911,418 shares of common stock).

(3)

These shares of General Cable common stock are owned by FMR LLC as a parent holding company and certain subsidiaries, Fidelity Management & Research Company (“Fidelity”), Fidelity Magellan Fund and Edward C. Johnson 3d and members of his family.  Fidelity beneficially owns 4,884,214 shares or 9.265% of the common stock of General Cable by reason of its acting as investment advisor to various registered investment companies.  Edward C. Johnson 3d, FMR LLC, through its control of Fidelity, has sole power to dispose of 4,884,214 shares of General Cable common stock and sole power to vote or direct the voting of 89,103 shares of General Cable common stock.  Members of the Johnson family are the predominant owners of Series B voting shares of FMR LLC representing about 49% of the voting power of FMR LLC.

(4)

These shares of General Cable common stock are owned by BlackRock, Inc. and its wholly-owned subsidiaries: BlackRock Advisors LLC; BlackRock Capital Management, Inc.; BlackRock Financial Management, Inc.; BlackRock Investment Management LLC; BlackRock (Channel Islands) Ltd.; BlackRock Fund Managers Ltd.; BlackRock Pension Limited; BlackRock Japan Co. Ltd.; and State Street Research & Management Co.  Of the shares listed, BlackRock Inc. has sole power to vote 4,228,590 shares of General Cable common stock; shared power to vote 4,228,590 shares of General Cable common stock; sole dispositive power over 4,228,590 shares of General Cable common stock and shared dispositive power over 4,228,590 shares of General Cable common stock.

(5)

These shares of General Cable common stock are owned by Munder Capital Management.  Of the shares listed, Munder has sole power to vote 2,710,131 shares of General Cable common stock and sole dispositive power over 3,024,446 shares of General Cable common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of our Compensation Philosophy

At General Cable, we have compensation programs that address our Company Human Resource needs and reflect our corporate culture, which includes our values and the way we operate our business.  Our compensation philosophy is based on several guiding principles set forth below.

•

We target the median of the market in which General Cable competes for executive talent.

•

We provide executives opportunities to earn above-market incentive payments based on above-market performance.

•

We strive to align the earnings prospects and interests of executives and managers with those of our stockholders.

•

We have policies which require executives to hold meaningful amounts of General Cable equity.

•

We seek to retain and motivate a talented management team to continually maximize stockholder value.

Components of Our Total Compensation

In line with this philosophy, General Cable provides compensation programs with both fixed and variable components.  Fixed compensation, which consists of base salary and benefits, is designed to attract and retain executive talent.  Variable compensation depends in part upon both the Company’s and the individual’s performance thus aligning the executive’s interests with those of our stockholders.  The main elements of the Company’s 2007 executive officer compensation programs are outlined in the Table below.

Compensation Element	Purpose	Key Considerations
Base Salary	Represents pay for an individual’s primary duties and responsibilities.

Base salaries are reviewed annually and are established based on scope of responsibility, individual performance and competitiveness versus the relevant external market and the Company’s operating performance.

Annual Incentives	Rewards achievement of specific financial goals, including consolidated and business team results with adjustments based on individual performance.

Performance-based cash incentive opportunity; the amount actually earned will vary relative to the targeted level based on General Cable’s actual results.  Target awards are set at approximately 50th percentile of the market.

Restricted Stock	Provides awards under a plan designed to enhance executive stock ownership as well as an incentive for retention and sustaining stockholder value.	Value of awards is directly dependent on General Cable share price.

Compensation Element	Purpose	Key Considerations
Stock Options	Provides awards under a plan that rewards participants if the value of General Cable’s stock increases.	Performance-based long term incentive opportunity; amounts realized depend on share price appreciation.
Retirement Benefits and Deferred Compensation	Provides benefits to executives at retirement from the Company.

Our core plan is a defined contribution retirement and savings plan, including a 401(k) employee contribution with matching Company contributions (“Retirement Plan”).  The Retirement Plan is identical to the plan provided to non-executive employees.

Our deferred compensation plan (“DCP”) permits participants to defer salary, incentive bonuses or stock awards until retirement. We have a DCP because it allows us to have a more competitive benefit program.  We have a non-qualified supplemental or excess retirement plan (“BEP”), which provides benefits in excess of IRS limits under the Retirement Plan.  Benefits under the BEP are now included within the DCP.  The DCP also includes the value of participants’ accounts in our former Supplemental Executive Retirement Plan (“SERP”), which formerly provided for actuarially based defined benefits payable on retirement, but was frozen and amended to an account balance plan in 2007.

Welfare Plans and Other Benefits	Provide for basic health care, life and income security needs.	Life, medical, dental, disability and other employee welfare benefits, severance protection, fringe benefits and limited perquisites.

The overall executive compensation program at General Cable is designed to be consistent with the compensation philosophy described above.  General Cable targets the following mix of compensation for its Named Executive Officers.

	Percent of Total Direct Compensation
Compensation Element	Chief Executive Officer	Other Executive Officers
Base Salary	21	33
Target Annual Incentives	21	16
Long-term Incentives	58	51

Total direct compensation is the sum of each executive’s base salary and the value of short and long-term incentive awards.

Other non-cash compensation is provided to General Cable executives through employee benefits and limited perquisites.  The Company believes these compensation elements are consistent with relevant competitive market practice and further our goal of attracting and retaining executive management.

Our Compensation Committee Process

The Compensation Committee determines General Cable’s compensation philosophy.  (The duties and responsibilities of the Compensation Committee are set forth on page 11.)  The Committee is also responsible for implementing our compensation philosophy and it approves the elements of our executive officers’ compensation.

The Chief Executive Officer’s overall compensation is set by the Compensation Committee in consultation with the Corporate Governance Committee during executive session based on its assessment of the Chief Executive Officer’s individual performance and the performance of General Cable as well as the financial and operating performance of a comparator group and other relevant market data.  Compensation for the other Named Executive Officers is based on recommendations of the Chief Executive Officer and the Senior Vice President Human Resources to the Compensation Committee.  The Compensation Committee considers these recommendations based on each executive’s individual responsibility, experience and overall performance.  In setting total compensation, the Company applies a consistent approach for all executive officers.

To assist the Compensation Committee in discharging its responsibilities, including evaluating the competitiveness of executive compensation levels, the Compensation Committee has retained an independent outside consultant (Compensation Strategies, Inc.).  The outside consultant is engaged by and reports directly to the Compensation Committee.  Specifically, the consultant’s role is to work with the Compensation Committee through management (principally, the Senior Vice President of Human Resources) to develop information and guidance concerning best practices in the retention and motivation of employees related to all aspects of executive compensation.  The consultant is given assignments and direction during the year by the Chairman of the Compensation Committee with input from the Senior Vice President Human Resources.  Reports and information output from these assignments are presented to the Compensation Committee for consideration and appropriate action at Committee meetings.  In 2007, the Compensation Committee Chair requested the outside consultant to provide an analysis of market and peer group data regarding base pay and bonus opportunity targets, the mix and weighting of various forms of compensation, and the competitiveness of each executive’s current compensation.  In addition, the consultant, at the Committee Chair’s request, provided a review of long-term incentive plan trends.

The Compensation Committee initiated periodic reviews of executive pay tally sheets in 2005 and has continued to make periodic reviews, including a recent tally sheet review in February 2008.  The tally sheets contain information showing the executives’ annual pay, both target and actual, and total realized and prospective wealth under various performance and employment assumptions.  Data from the tally sheets are considered as a guide by the Compensation Committee when establishing pay levels and opportunities.  Generally, the Compensation Committee reviews and adjusts target total compensation levels annually at its first meeting of the year.  The Committee will have met periodically during the prior year to consider compensation programs and to gain relevant information and context for determining compensation for executives.

The Company believes that to attract and retain qualified management, pay levels (including base salary, incentive compensation, and benefits) should be targeted at the 50th percentile (or median) of pay levels of comparable positions at comparable companies in the market, including the peer group.  Actual compensation does vary from these targets based on several factors including individual performance, experience, roles and responsibilities, Company performance and changes in the value of our equity.

The primary reference points for the determination of market pay practices are the compensation levels (base salary, short term and long term incentives) for companies with revenues, market capitalization, and rates of return (total stockholder return and return on invested capital) and business activities that are generally consistent with General Cable’s in the manufacturing, durable goods and other relevant sectors.  The Company believes that pay levels should reflect the complexity and size of our business, our employee headcount and market capitalization, and revenues and rates of return are good surrogates for these factors.  In this regard, we rely for general information purposes on compensation data prepared by our Human Resources function as well as information prepared by the outside consultant for the Compensation Committee, which summarize external market practice.  The data are derived from pay surveys available to the Human Resource team and our outside consultant.

In addition to broad based data, in 2007, the Committee used survey data from the following twenty-three (23) companies to conduct benchmarking.

AK Steel Holding Corp. Allegheny Technologies Inc. Amphenol Corp. Anixter International Inc. Ball Corp. Belden Inc. Carlisle Companies Inc. Commscope, Inc.	Cooper Industries Ltd. Corning Inc. Dover Corp. Eaton Corp. Hubbell Inc. ITT Corp. Molex Inc. Mueller Industries Inc.	Superior Essex Inc. Thomas & Betts Corp. Timken Co. Utstarcom Inc. Vishay Intertechnology Inc. Wesco International, Inc. Worthingon Industries, Inc.

Information from the comparator group is used to validate data from other surveys, but it is not the sole benchmark used to set compensation for the executive officers.  It is a guide to decision making.  Target total compensation of executive officers of General Cable, including the Chief Executive Officer, is determined after reviewing the executive’s performance, long-term potential, responsibilities and experience within the context of the market data.  In addition to these factors, the Company also considers internal comparisons of pay within the executive group.

The Committee takes into account the estimated accounting (pro forma expense) and the tax impact of all material changes to the executive compensation program and discusses such matters periodically during the year.  Generally, an accounting expense is accrued over the relevant service period for the particular pay element (generally equal to the performance period) and the Company realizes a tax deduction upon the payment to the executive.  The Compensation Committee has been advised that, based on current interpretations, stock options awarded under the Stock Incentive Plan should satisfy the requirements for performance-based compensation under Code Section 162(m).  The Committee has also been advised that restricted stock awards which vest based on continued employment with the Company, do not qualify as performance-based compensation, and so may not be tax deductible under Code Section 162(m).  In general, the policy of the Company and the Committee is to optimize the tax deductibility of executive compensation so long as deductibility is consistent with more important objectives of retaining executives and maintaining competitive, motivational performance-based compensation that is aligned with stockholder interests.

Base Salary.  Base salaries are an important element of compensation and provide executives with a base level of income.  In determining base pay, the Committee considers the executive’s responsibilities, individual performance against predetermined objectives, base salary competitiveness as compared to the external market, and General Cable’s operating performance.  In 2007, the Committee implemented this methodology by selecting a percentage salary increase that fairly reflected these factors and applying it to adjust the current salary of each executive officer.

Annual Incentives.  Annual cash bonuses under the General Cable Annual Incentive Plan (“AIP”) are intended to reward individual performance during the year, and therefore, can be highly variable from year to year.  They are determined by the Compensation Committee on a fully discretionary basis; cash incentives are not an entitlement.  For calendar 2007, Mr. Kenny and Mr. Siverd under their employment agreements and Messrs. Robinson, Andrews, and Macdonald under the AIP had an opportunity to earn cash rewards based on attainment of earnings per share goals and other previously set performance goals adopted in the first quarter of 2007.  The AIP earnings per share objectives for the 2007 award period were set as Entry level, Midpoint (Target level) and Outstanding; the Entry point was $2.25 EPS while the Target and Outstanding levels were 22% and 51% higher than the Entry level.  The Target level was set at 102% of the prior year’s actual results.  The AIP had a cap in 2007 of 150% of target as a maximum award level.  The Committee may make negative adjustments to reduce a potential award in whole or in part based on the Compensation Committee’s assessment of individual performance by an executive against the established individual objectives.  No negative adjustments were made in regard to AIP awards for 2007.

Award levels at target under the AIP (that is, at 100% percent of the amount of an individual’s target percentage of base salary) generally reflect the median of the competitive market (including the comparator group of companies listed earlier) with the opportunity to earn more or less depending on actual financial performance of the Company and individual performance.

Target AIP levels for the Chief Executive Officer and the Named Executive Officers in 2007 were as follows:  100% for Mr. Kenny, Chief Executive Officer, 55% for Mr. Robinson and Mr. Siverd, and 45% for Mr. Macdonald and Mr. Andrews.  For 2007, corporate performance resulted in EPS of $3.82, which greatly exceeded the AIP financial targets above.  The Committee also determined that individual objectives against predetermined individual performance goals for the year were met and the executives were awarded cash bonuses at the maximum AIP level based on application of the relevant AIP formula to each individual executive.

In addition, the Compensation Committee and the Board of Directors have the authority to award cash bonuses in addition to AIP awards, if in their judgment, there has been exceptional performance by an executive officer which has contributed to superior operating results of the Company in a calendar year.  The Compensation Committee and the Board of Directors believe that the potential for such awards will help to motivate and retain more talented executive officers.  For 2007, the Compensation Committee determined that each of the Executive Officers performance was exceptional based upon the superior financial performance of General Cable (EPS of $3.82 per share) and that their performance had contributed to these results.  The Committee consequently approved additional cash awards to the executives for this exceptional performance in the amount of $300,000 for Mr. Kenny, $62,851 for Mr. Robinson, $60,071 for Mr. Siverd, $35,765 for Mr. Macdonald, and $38,053 for Mr. Andrews.  These amounts are included in the report of non-equity incentive compensation in the Summary Compensation Table.

The AIP expired by its terms for years after 2007.  Therefore, the Company is asking stockholders to approve a new plan under Proposal 3.

Long-Term Equity Incentives.  Long-term incentive awards are granted to General Cable executives under the 2005 Stock Incentive Plan approved by stockholders in 2005 (“2005 Stock Incentive Plan”).  Long-term incentive expected values for total incentive awards are based on a review of current market practices provided by the General Cable Senior Vice President of Human Resources and the outside consultant to the Compensation Committee.  The actual grant for each executive is determined by the Committee taking into consideration individual performance, and to a lesser extent Company performance, within the context of market practices.

General Cable’s annual 2007 long-term incentive opportunity was provided through both stock options and restricted stock awards.  Awards for services in 2007 – made in 2008 – were structured to provide 75% of the expected value in the form of stock options and 25% of the expected value in the form of restricted stock.  This represents a change from the previous year when a different mix (50% restricted stock/50% options) was used.  The prior mix was aimed both at fostering value creation for stockholders and executive retention.  After considering the mix against current market practice and taking into account the increased economic value the executives obtained from the increase in General Cable’s stock price to date, the Compensation Committee determined that the new mix should be applied.  Grants of stock options and restricted stock and other stock awards for executive officers generally have been made on an annual basis on the date of the first meeting of the Compensation Committee; this date is set in advance in the prior year.  Option exercise prices and share awards of restricted stock are generally computed based on the fair market value of our common stock on the date of grant.

Awards may also be granted at the time of a special event, such as upon employment or a significant promotion as occurred in the case of Mr. Macdonald and Mr. Andrews in October 2007.  The Compensation Committee made stock option and restricted stock awards to these two executive officers in November 2007 to incentivize them to exert their best efforts to increase long-term stockholder value for General Cable stockholders.  The Committee arrived at the award amounts by first determining a total dollar value for the awards based on a percentage of each executive’s total compensation and then allocating the amounts between stock options and restricted stock awards as follows:  40% options/60% restricted stock for Mr. Macdonald and 33% options/67% restricted stock for Mr. Andrews.

In 2007, all the executives received non-qualified stock option grants (February 2007) with the following characteristics:

•

An exercise price equal to the market value of General Cable stock on the date of grant;

•

A three-year vesting period;

•

A term of ten years from the date of grant.

In addition, as noted above, Mr. Macdonald and Mr. Andrews received additional stock option grants in November 2007 in connection with their elections as executive officers.  The options granted to them have the same terms as those above except that these options vest ratably over three years.

The accounting fair value of these stock option grants (under FAS 123R) is presented in the Summary Compensation Table notes on page 25.  Messrs. Kenny, Robinson, and Siverd also received grants of restricted stock in February 2008 which vest five years from the date of grant.  The accounting fair value of these grants (under FAS 123R) is also shown in the footnotes to the Summary Compensation Table.  No dividends are paid on restricted stock.

Total 2007 Compensation for the Named Executive Officers

Amounts paid to the Executive Officers in 2007 are set forth in the Summary Compensation Table as called for by SEC disclosure rules.  However, for purposes of our compensation philosophy and process, we define total direct compensation for the Named Executive Officers for 2007 to mean the sum of salary and bonus set forth in the Summary Compensation Table plus the value of long-term incentive awards made by the Compensation Committee in February 2008.  (See notes 1 and 2 at pages 25 and 26.)  This reflects the Committee’s long-standing practice and view that incentive awards should be made after the close of a calendar year.  The Committee followed this practice for Messrs. Kenny, Robinson and Siverd in February 2008 and expects to follow this practice with respect to Mr. Macdonald and Mr. Andrews in 2009.  The Committee did not make additional grants to these two executive officers in February 2008 in light of the grants made to them in November 2007 described above.

Retirement Plans and Other Company Benefits

The Chief Executive Officer and other Named Executive Officers participate in the full range and scope of retirement and welfare and other plans, except as noted below, as all other employees of General Cable. General Cable in this area as in other aspects of its compensation programs targets these types of benefits to be competitive with the median of the relevant market it has identified.

Retirement Benefits.  General Cable and subsidiaries sponsor Retirement and Savings Plans (“Retirement Plans”) for salaried and nonunion hourly employees in the United States.  The Plans are tax-qualified, defined contribution plans under which fixed contributions are made for the account of each participating employee each year.  For salaried employees, under the retirement component, a contribution of 4% of eligible compensation is made and under the savings or 401(k) component a matching contribution is made in the amount of 2% of eligible compensation so long as the employee has contributed at least 4% of compensation through our payroll deduction program.  The federal statutory limit for eligible compensation in 2007 was $225,000.  These contribution and matching percentages are intended to reflect competitive market terms and conditions for plans of this type.  Participating employees may direct the investment of Company and individual contributions into one or more of the investment options offered by the Retirement Plans.

General Cable and subsidiaries also maintain a deferred compensation plan (“DCP”), which permits deferral of salary, incentive bonuses, and stock awards by participants.  The Company offers the DCP as part of its overall program of competitive employee benefits.  In 2007, we combined this plan with the Benefit Equalization Plan (“BEP”) and our former Supplemental Executive Retirement Plan (“SERP”). The BEP is designed to make up benefits on certain wages, which are not eligible for Company matching or retirement contributions because of Internal Revenue Service limits on inclusion of these amounts in our Retirement Plans.  The BEP has similar investment options and vesting requirements as the Retirement Plan.  The SERP was adopted in 2000 in which a limited number of key managers, including the Named Executive Officers, participate.  Benefit accruals under the SERP were frozen and converted to an account balance plan subject to vesting in 2007 to better align our total retirement related benefits with the objectives of these plans and their costs.  The value of accounts of the Named Executive Officers from the SERP is included in the DCP and is also shown in the Summary Compensation Table under “Other Compensation.”

Participants may receive their vested benefits under the Retirement Plans and the DCP on termination or retirement from General Cable.

Other Benefits.  The Company believes that its employee benefit plans, including retirement plans, deferred compensation, perquisites and welfare plans, are of the type commonly offered by other employers.  These benefits form part of our compensation philosophy and we continue to offer them because the Company believes they are necessary in order to attract, motivate and retain talented executives.

Employment and Change-in-Control Agreements

The employment and change-in-control agreements between the Company and Gregory B. Kenny, President and Chief Executive Officer, and Robert J. Siverd, Executive Vice President and General Counsel, which were in effect until December 31, 2007, are summarized at page 28 and pages 35-40 of this Proxy Statement.  Mr. Kenny and Mr. Siverd voluntarily relinquished these agreements effective at the end of 2007.  In addition, the severance arrangement between the Company and Brian Robinson, Executive Vice President, Chief Financial Officer and Treasurer, which was in effect until December 31, 2007, is summarized at page 29.  None of the other Named Executive Officers has an employment or change-in-control agreement with the Company.

Stock Ownership Guidelines

Consistent with its executive compensation philosophy and the principle of aligning executive and stockholder interests, General Cable requires corporate officers to retain minimum ownership levels of the Company’s common stock.  For this purpose, we include shares personally owned as well as vested and unvested shares of restricted common stock, but exclude stock options.  The following stock ownership guidelines were established by the Board of Directors in 2005.

Executive	Ownership Multiple of Base Salary

Chief Executive Officer	5 times
Chief Financial Officer	3 times
Executive Vice Presidents	3 times

Named Executive Officers must comply with these ownership requirements by the end of a five-year period starting with 2005 for Mr. Kenny and Mr. Siverd as year one.  Messrs. Robinson, Macdonald, and Andrews must comply with the requirements within a five-year period starting with 2006.  Shares that are counted for purposes of satisfying ownership requirements are shares directly owned, grants and awards under incentive plans, and shares held in General Cable’s Deferred Compensation Plan.  As of December 31, 2007, the Named Executive Officers, including the Chief Executive Officer, met these ownership guidelines.

In conclusion, this Compensation and Discussion Analysis (“CD&A”) provides material information about our compensation program as required by SEC rules.  Stockholders should also read the following tables and narratives, which are relevant to the CD&A and offer supporting documentation.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section appearing above with General Cable’s management.  Based on this review and these discussions, the Compensation Committee recommended to General Cable’s Board of Directors that the Compensation Discussion and Analysis be included in General Cable’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in this Proxy Statement.

Robert L. Smialek, Chairman

Gregory E. Lawton

Craig P. Omtvedt

John E. Welsh, III

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-Qualified Deferred Compensa- tion Earnings ($) (4)	All Other Compen- sation ($) (5)(6)(7) (8)	Total ($)
Gregory B. Kenny President and Chief Executive Officer	2007 2006	749,038 699,231	0 0	139,997 213,814	185,038 95,298	1,423,557 997,500	0 995,723	3,275,922 150,115	5,773,552 3,151,681
Brian J. Robinson Executive Vice President, Chief Financial Officer and Treasurer	2007	253,943	0	50,615	20,646	272,354	0	152,679	750,236
Robert J. Siverd Executive Vice President, General Counsel and Secretary	2007 2006	364,064 346,252	0 0	56,762 57,625	40,318 25,689	360,424 285,657	0 273,729	1,264,881 71,838	2,086,448 1,060,790
Roderick Macdonald Executive Vice President Global Sales and Business Development	2007	264,923	0	40,317	62,364	214,588	0	540,575	1,122,772
J. Michael Andrews Executive Vice President and Group President, North American Energy Infrastructure and Technology	2007	281,872	0	49,812	64,650	228,316	0	351,431	976,082

 (1)

Represents the fair value of restricted stock on the date of grant, February 14, 2007, and February 7, 2006 for Messrs. Kenny, Robinson, Siverd, Macdonald, and Andrews, and November 5, 2007 for Mr. Macdonald and Mr. Andrews determined under Financial Accounting Standard No. 123R (FAS 123R) using assumptions set forth in the footnotes to the financial statements in the Company’s Annual Report on Form 10-K for calendar year 2007.  Restricted Stock awards were granted under the Company’s 2005 Stock Incentive Plan in the following amounts: Mr. Kenny 15,785 shares in 2007, 50,773 shares in 2006; Mr. Robinson 5,707 shares in 2007; Mr. Siverd 6,400 shares in 2007, 13,684 shares in 2006; Mr. Macdonald 12,551 shares in 2007; and, Mr. Andrews 16,290 shares in 2007.  No dividends are paid on restricted common stock.

These stock awards were made in February 2007 and 2006, and in the view of General Cable’s Compensation Committee represent an award for services in 2006 and 2005, respectively.  The rules of the SEC require that the awards made during the years reported be recorded in the Summary Compensation Table.  On February 13, 2008, the Compensation Committee made awards of restricted common stock to Messrs. Kenny, Robinson, and Siverd as follows:  The Committee awarded $148,599 to Mr. Kenny, $45,270 to Mr. Robinson, and $35,674 to Mr. Siverd in fair value of restricted common stock determined under FAS 123R based on the assumptions that (i) the total value of the grant was equal to the closing market price of General Cable’s common stock on the New York Stock Exchange on February 13, 2008, that is, $64.51, times the number of shares awarded, and (ii) the grants vest five years from the date of grant.

(2)

Represents the fair value of non-qualified options on General Cable common stock on the date of grant February 14, 2007 and February 7, 2006, for Messrs. Kenny, Robinson, Siverd, Macdonald, and Andrews and November 5, 2007 for Mr. Macdonald and Mr. Andrews determined under FAS 123R using assumptions set forth in the footnotes to the financial statements in the Company’s Annual Report on Form 10-K for calendar year 2007.  These options on common stock were granted under the 2005 Stock Incentive Plan and vest and become exercisable three years from the date of grant: Mr. Kenny 28,725 options in 2007 and 28,896 options in 2006; Mr. Robinson 3,205 options in 2007; Mr. Siverd 6,260 options in 2007 and 7,788 options in 2006; Mr. Macdonald 3,142 options in 2007; and Mr. Andrews 3,382 options in 2007.   In addition, Mr. Macdonald and Mr. Andrews were granted 20,284 options each which vest ratably over three years in November 2007.

See note (1) above.  In February 2008, the Compensation Committee made awards to Messrs. Kenny, Robinson, and Siverd in respect of services in 2007 of options on common stock as follows:   The Committee awarded $805,932 to Mr. Kenny, $253,687 to Mr. Robinson, and $199,840 to Mr. Siverd in fair value of stock options determined under FAS 123R using the following assumptions:  (i) expected life, 3.79 years; (ii) stock price volatility, 44.9624%; (iii) risk-free interest rate, 2.4%; and (iv) dividend yield, 0%.  These options were granted under the 2005 Stock Incentive Plan and vest and become exercisable ratably over a three-year period from the date of grant of February 13, 2008.

(3)

Represents awards under General Cable’s Annual Incentive Plan earned in 2007 and paid in 2008.   Of these amounts, $300,000 for Mr. Kenny, $62,851 for Mr. Robinson, $60,071 for Mr. Siverd, $35,765 for Mr. Macdonald, and $38,053 for Mr. Andrews represent additional cash awards made by the Compensation Committee for exceptional performance in 2007.

(4)

Represents the aggregate increase in actuarial value under the amended General Cable SERP for the Named Executive Officers in 2007.  See Non-Qualified Deferred Compensation Table.

(5)

Includes General Cable contributions to the retirement and savings and excess benefit plans in the following amounts:  Mr. Kenny, $104,792; Mr. Robinson, $25,276; Mr. Siverd, $38,983; Mr. Macdonald, $27,314, and Mr. Andrews $30,376.

(6)

Includes one time contribution to accounts of these officers in connection with the amendment of the SERP in the following amounts:  Mr. Kenny $3,125,170; Mr. Robinson $125,525; Mr. Siverd $1,179,241; Mr. Macdonald $509,268; and Mr. Andrews $307,367.  See Narrative Disclosure to Non-Qualified Deferred Compensation Plan Table at page 33.

(7)

Includes aggregate incremental costs of a Company-provided vehicle during 2007, based on vehicle value, and amounts for gasoline and maintenance ($6,685) and incremental costs of external tax advisory and legal fees ($9,000) and club dues ($1,584) for Mr. Kenny; aggregate incremental cost of a Company-provided vehicle during 2007 based on vehicle value and amounts for gasoline and maintenance ($8,239) and cost of Company-provided tax advisory fees ($12,900) for Mr. Siverd; and cost of Company-provided tax advisory fees ($6,250) for Mr. Andrews.  Effective July 1, 2007, the Compensation Committee changed the perquisite policy to provide for a fixed payment without any gross-up to the executives.  Therefore, there is also included in other compensation $17,500 for Mr. Kenny, $1,500 for Mr. Robinson, $12,500 for Mr. Siverd, $1,500 for Mr. Macdonald, and $1,500 for Mr. Andrews.

(8)

Includes tax gross-ups of $7,664 for tax advisory fees and $688 for club dues for Mr. Kenny; $10,179 for tax advisory fees for Mr. Siverd; and $5,350 for tax advisory fees for Mr. Andrews.

Grants of Plan-Based Awards During Fiscal Year 2007 Table

This Table shows information on grants of plan-based awards during 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Under- lying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Gregory B. Kenny, President and Chief Executive Officer	2/14/07	0	0	0	0	0	0	15,785	28,725	50.68	799,984 717,111
Brian J. Robinson, Executive Vice President, Chief Financial Officer and Treasurer	2/14/07	0	0	0	0	0	0	5,707	3,205	50.68	289,231 80,011
Robert J. Siverd, Executive Vice President, General Counsel and Secretary	2/14/07	0	0	0	0	0	0	6,400	6,260	50.68	324,152 156,279
Roderick Macdonald, Executive Vice President Global Sales and Business Development	2/14/07 11/5/07	0	0	0	0	0	0	1,727 10,824	3,142 20,284	50.68 69.29	87,524 78,439 749,995 524,644
J. Michael Andrews, Executive Vice President and Group President, North American Energy Infrastructure and Technology	2/14/07 11/5/07	0	0	0	0	0	0	1,858 14,432	3,382 20,284	50.68 69.29	94,163 84,430 999,994 524,663

(1)

Restricted stock awards of common stock were made under the Company’s stockholder approved 2005 Stock Incentive Plan.

(2)

Options on common stock awards shown in the Table were made under the Company’s 2005 Stock Incentive Plan. The exercise price of the options is the closing price of General Cable common stock on the respective dates of grant, which were the dates when the Compensation Committee approved such awards.

(3)

Represents the fair value of the restricted stock and common stock option grants shown in the Table under FAS 123R using assumptions set forth in the footnotes to the financial statements in the Company’s Annual Report on Form 10-K for 2007.

Narrative Disclosure For Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements with Our Named Executive Officers

We entered into separate employment agreements, as amended, with Mr. Kenny and Mr. Siverd.  These agreements were in effect until the end of 2007, at which time they were voluntarily relinquished by Mr. Kenny and Mr. Siverd.

Employment Agreements with Mr. Kenny and Mr. Siverd

Our employment agreements with Mr. Kenny and Mr. Siverd had a three-year term that began on October 18, 1999, with automatic one-year extensions unless we or the executive elect not to extend the term.  Mr. Kenny and Mr. Siverd earned a base salary approved by the Compensation Committee and had an opportunity to earn a bonus for attainment of specified performance goals approved by the Compensation Committee under the 1999 Incentive Bonus Program and any other performance-based bonus programs for senior executives established after 1999.  See “Compensation Discussion and Analysis” at page 17.

Upon termination of employment, Mr. Kenny and Mr. Siverd would have been entitled to receive any bonus deferred for any year prior to the year of such termination, in addition to any accrued and unpaid base salary and benefits under the existing plans, other than severance benefits.  Furthermore, in case of a termination (i) due to death or “disability,” by General Cable other than for “cause” or (ii) by the executive for “good reason”:

•

the executive’s unvested stock awards will immediately vest;

•

all restrictions on these unvested awards will lapse; and

•

the executive will no longer have any obligation to repay any unearned portion of the retention award we made in 2003.

In case of a termination of employment by General Cable other than for cause or by the executive for good reason, Mr. Kenny’s and Mr. Siverd’s employment agreements also provided for a payment equal to a multiple of the sum of applicable base salary and the target bonus under the Annual Incentive Plan applicable to the year in which a termination occurs, subject to a minimum target.  Mr. Kenny and Mr. Siverd would have been entitled to continue to participate in General Cable’s health and welfare benefit plans for the number of years represented by the multiplier.  See also “Change in Control and Other Post-Employment Payments and Benefits” at page 35.

The material differences between Mr. Kenny’s and Mr. Siverd’s employment agreements are as follows:

•

Mr. Kenny, who serves as our President and Chief Executive Officer, was entitled to an annual salary of $750,000 and has a multiplier of three;

•

Mr. Siverd, who serves as our Executive Vice President, General Counsel and Secretary, was entitled to an annual salary of $364,064 and had a multiplier of two.

Effective at the end of 2007, Mr. Kenny and Mr. Siverd voluntarily relinquished their employment agreements and change-in-control agreements and none of those agreements are currently in effect.  This action was taken by Mr. Kenny and Mr. Siverd in order to align their terms of employment with the North American management team, which has no employment or change-in-control agreements, and as a matter of sensible governance policy.  Beginning in 2008, Mr. Siverd and Mr. Kenny’s compensation will be determined in the judgment of the Compensation Committee of the Board of Directors and they will be eligible to participate in benefit plans and programs generally available to other executives at General Cable.

Severance Arrangement with Mr. Robinson

Under a letter of understanding from General Cable, Mr. Robinson was entitled to receive no less than 12 months of severance pay and payment of COBRA medical continuation benefits for no less than 12 months and outplacement assistance for up to six months, if General Cable terminated his employment with General Cable for any reason other than cause through December 31, 2007.  Mr. Robinson voluntarily relinquished this arrangement effective December 31, 2007 in exchange for participation under General Cable’s Executive Severance Benefit Plan described at page 43.

Information Relating to Cash Incentives and Stock and Option Awards

Cash awards made to executive officers and shown in the Summary Compensation Table were made primarily under the Annual Incentive Plan.  The Plan, as well as relevant terms and conditions and considerations relating to such awards are discussed in the narrative Compensation Discussion and Analysis at page 17 of this Proxy Statement.  The Plan expired by its terms for years after 2007, and the Company is asking stockholders to approve a new Plan under Proposal 3.  The terms and conditions of the new Plan are substantially similar to the previous Plan.

The grants of General Cable Restricted Stock shown in the Grants of Plan-Based Awards During Fiscal Year 2007 Table at page 27 vest ratably over five years or 100% on the fifth anniversary of the grant date.  Under the 2005 Stock Incentive Plan, participants including executive officers are permitted to defer awards under the General Cable Corporation Deferred Compensation Plan, which is described at page 33 of the Proxy Statement.  Stock options on common stock granted to executive officers shown in the Table generally vest three years from the date of grant and cannot be deferred.  Both restricted stock and stock option vesting would be accelerated in case of a change in control as defined under the 2005 Stock Incentive Plan.  See “Change in Control and Other Post-Employment Payments and Benefits” at page 35.

Salary and Bonus Proportion of Compensation

For the Named Executive Officers, salary and bonus represent 38% of total compensation for Mr. Kenny; 70% for Mr. Robinson; 35% for Mr. Siverd; 43% for Mr. Macdonald; and, 52% for Mr. Andrews of total compensation.

Outstanding Equity Awards at December 31, 2007

This Table shows outstanding equity awards to the executive officers as of the end of fiscal year 2007.  All awards are in common stock of General Cable.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Kenny President and Chief Executive Officer	40,000 128,000	0 0 43,331 28,896 28,725	0 0 0 0 0	13.40 4.00 11.94 22.97 50.68	1/29/2012 1/28/2013 1/26/2015 2/7/2016 2/14/2017	20,900 51,633 40,619 15,785	1,531,552 3,783,666 1,156,725	0 0 0 0 0	0 0 0 0 0
Brian J. Robinson Executive Vice President, Chief Financial Officer and Treasurer	0 0 0	4,519 2,410 3,205	0 0 0	11.99 22.97 50.68	4/6/2015 2/7/2016 2/14/2017	1,700 5,382 3,388 5,707	124,576 394,393 248,273 418,209	0 0 0 0	0 0 0 0
Robert J. Siverd Executive Vice President, General Counsel and Secretary	20,000 20,000 40,000 34,000 0 0	0 0 0 0 10,604 7,788 6,250	0 0 0 0 0 0 0	21.06 14.12 13.40 4.00 11.94 22.97 50.68	2/3/2009 7/20/2009 1/29/2012 1/28/2013 1/26/2015 2/7/2016 2/14/2017	5,000 12,636 10,948 6,400	366,400 925,966 802,269 468,992	0 0 0	0 0 0
Roderick Macdonald Executive Vice President Global Sales and Business Development	5,000	0 3,296 3,116 3,142 20,284	0	7.71 11.99 22.97 50.68 69.29	1/29/2011 4/6/2015 2/7/2016 2/14/2017 11/5/2017	2,200 3,926 4,380 1,727 10,824	161,216 287,697 320,966 126,555 793,183
J. Michael Andrews Executive Vice President and Group President, North American Energy Infrastructure and Technology		5,538 3,382 3,382 20,284		11.99 22.97 50.68 69.29	4/6/2015 2/7/2016 2/14/2017 11/5/2017	2,300 6,596 4,755 1,858 14,432	168,544 483,355 348,446 136,154 1,057,577

(1)

Unvested options of General Cable common stock shown in the Table vest three years from the date of grant, except the grants expiring November 5, 2017 for Mr. Macdonald and Mr. Andrews which vest ratably over three years.

(2)

The vesting schedule for restricted common stock that has not vested is as follows:

Name	Grant Date	Unvested Shares	Vesting Schedule
Gregory B. Kenny	1/27/2004	20,900	20,900 shares vest on 1/27/2008
	1/26/2005	51,633	17,211 shares vest on 1/26/2008 and then on each anniversary to 1/26/2010
	2/7/2006	40,619	10,155 shares vest on 2/7/2008 and then on each anniversary to 2/7/2012
Brian J. Robinson	1/27/2004	1,700	1,700 shares vest on 1/27/2008
	4/6/2005	5,382	1,794 shares vest on 4/6/2008 and then on each anniversary to 4/6/2010
	2/7/2006	3,388	847 shares vest on 2/7/2008 and then on each anniversary to 2/7/2011
	2/14/2007	5,707	1,141 shares vest on 2/14/2008 and then on each anniversary to 2/14/2012
Robert J. Siverd	1/27/2004	5,000	5,000 shares vest 1/27/2008
	1/26/2005	12,636	4,212 shares vest on 1/26/2008 and then on each anniversary to 1/26/2010
	2/7/2006	10,948	2,737 shares vest on 2/7/2008 and then on each anniversary to 2/7/2011
	2/14/2007	6,400	1,280 shares vest on 2/14/2008 and then on each anniversary to 2/14/2012
Roderick Macdonald	1/27/2004	2,200	2,200 shares vest on 1/27/2008
	4/6/2005	3,926	1,309 shares vest on 4/6/2008 and then on each anniversary to 4/6/2010
	2/7/2006	4,380	1,095 shares vest on 2/7/2008 and then on each anniversary to 2/7/2011
	2/14/2007	1,727	345 shares vest on 2/14/2008 and then on each anniversary to 2/14/2012
	11/5/2007	10,824	10,824 shares vest on 11/5/2012
J. Michael Andrews	1/27/2004	2,300	2,300 shares vest on 1/27/2008
	4/6/2005	6,596	2,199 shares vest on 4/6/2008 and then on each anniversary to 4/6/2010
	2/7/2006	4,755	1,189 shares vest on 2/14/2008 and then on each anniversary to 2/7/2011
	2/14/2007	1,858	371 shares vest on 2/14/2008 and then on each anniversary to 2/14/2012
	11/5/2007	14,432	14,432 shares vest on 11/5/2012

 (3)

The closing price of General Cable common stock on December 31, 2007 was $73.28.

Option Exercises and Stock Vested During Fiscal Year 2007

The following Table provides information on exercises of stock options and restricted stock vesting in 2007 by the Named Executive Officers.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Gregory B. Kenny President and Chief Executive Officer	110,000	5,556,830	69,165	3,000,871
Brian J. Robinson Executive Vice President, Chief Financial Officer and Treasurer	0	0	6,041	282,218
Robert J. Siverd Executive Vice President, General Counsel and Secretary	33,500	1,685,800	16,948	735,183
Roderick Macdonald Executive Vice President Global Sales and Business Development	0	0	6,803	309,425
J. Michael Andrews Executive Vice President and Group President, North American Energy Infrastructure and Technology	0	0	7,986	371,019

(1)

The amounts reported in the Table do not include any payments by the executive officers of the exercise price or related taxes.

(2)

Of the amounts realized from stock awards, executive officers previously elected to defer receipt of shares under the Deferred Compensation Plan with values as follows: $2,566,585 for Mr. Kenny, $618,165 for Mr. Siverd, and $120,890 for Mr. Andrews.  Shares held in the Deferred Compensation Plan may not be diversified into other investments and are distributed upon termination of employment in accordance with the distribution elections made by each Named Executive Officer, subject to the requirements of Internal Revenue Code Section 409A, which imposes a delay of distributions until six months following termination of employment.

Non-Qualified Deferred Compensation Table

The following Table provides information on benefits under the Company’s Non-Qualified Executive Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance in Last FYE ($) (1) (2)
Gregory B. Kenny President and Chief Executive Officer	DCP	99,999	3,216,462	12,253,545	0	32,934,465
Brian J. Robinson Executive Vice President, Chief Financial Officer and Treasurer	DCP	0	137,301	0	0	141,884
Robert J. Siverd Executive Vice President, General Counsel and Secretary	DCP	0	1,204,724	2,288,143	0	7,193,007
Roderick Macdonald Executive Vice President Global Sales and Business Development	DCP	0	523,082	183,086	0	1,088,325
J. Michael Andrews Executive Vice President and Group President, North American Energy Infrastructure and Technology	DCP	0	324,243	373,698	0	1,402,958

(1)

Registrant contributions listed include the amount of the Company’s contribution in 2007 to the DCP for the BEP component of $91,292 for Mr. Kenny; $11,756 for Mr. Robinson; $25,483 for Mr. Siverd; $13,814 for Mr. Macdonald; and $16,876 for Mr. Andrews, and the amount of the Company’s contribution in 2007 to the DCP upon amendment and merger of the former SERP of $3,125,170 for Mr. Kenny; $125,525 for Mr. Robinson; $1,179,241 for Mr. Siverd; $509,268 for Mr. Macdonald; and $307,367 for Mr. Andrews.

(2)

Each of the executive officers participates in the DCP with the balances shown above.  Of the DCP balances shown, 76% for Mr. Kenny, 77% for Mr. Siverd, 37% for Mr. Macdonald, and 64% for Mr. Andrews represent the value of General Cable stock awards received by these executives over a period of many years.  They have elected to defer these awards into the DCP, and shares in General Cable Stock Fund within the DCP.  General Cable’s year-end 2007 common stock price was $73.28, which was 68% higher than the year-end 2006 closing share price of $43.71.   Mr. Robinson did not elect to defer shares into the DCP in 2007 or prior years.

Narrative Disclosure to Non-Qualified Deferred Compensation Plan Table

The data shown in the Table relate to General Cable’s Non-Qualified Executive Deferred Compensation Plan adopted in 1996 (“DCP”) which includes the BEP and SERP account balances since the plan mergers in 2007 described earlier at page 23.

The DCP permits key executives and Company Directors to elect to defer salary or Director fees into the DCP on an annual basis before the beginning of each plan year and to elect to defer bonus payments at least six months before the end of each year.  With regard to salary and bonuses, employee participants are permitted to defer up to 100% of net pay after certain mandatory payroll taxes and preauthorized distributions are deducted.  The DCP also permits employee participants and requires outside Directors to defer any stock based awards under the 2005 Stock Incentive Plan (and predecessor plans).  Deferrals must be made either until retirement or termination of employment.  Cash deferred may be invested in any of the investment vehicles provided under the DCP.  Shares of stock representing Director fees or employee stock awards may not be reinvested into other vehicles, but must remain in the DCP as whole shares and will be distributed as such in accord with distribution elections made by each participant.  The DCP assets are held in a “rabbi trust,” and as such, are subject to the claims of general creditors of the Company.  Operation of the plan and distributions are also subject to Section 409A of the Internal Revenue Code, which imposes procedural restrictions on the DCP and on any future changes in distribution elections.

In June 2007, the Board of Directors approved the amendment of General Cable’s former defined benefit Supplemental Executive Retirement Plan (“SERP”) and converted that plan to an account balance plan.  The SERP was merged into the DCP and the account balance for each SERP participant was contributed to the DCP by the employer.

In September 2007, the BEP was merged into the DCP.  The BEP provides excess benefits that make up for certain payments that are not eligible for contribution under federal IRS limitations relating to our Retirement Plans.  BEP contributions are made annually by the employer.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (2)	All Other Compen- sation ($)	Total ($)
Gregory E. Lawton	42,500	42,379	16,102	0	23,750	0	124,731
Craig P. Omtvedt	52,500	42,379	16,102	0	58	0	111,039
Robert L. Smialek	42,500	42,379	16,102	0	7,307	0	108,288
John E. Welsh, III	85,000	84,757	32,204	0	17,721	0	219,682

(1)

Represents the fair value of common stock awards and stock option grants made to the outside independent Directors in 2007 as determined in the FAS 123R using assumptions set forth in the footnotes of the financial statements in the Company’s Annual Report on Form 10-K for calendar year 2007.

(2)

Represents earnings in General Cable’s DCP during 2007 in accounts of each Director listed.  As noted in the Narrative Disclosure to the Non-Qualified Deferred Compensation Table, stock awards for Director service are required to be deferred into the DCP.

Narrative Disclosure to Director Compensation Table

The fee schedule for General Cable Directors paid only to Directors who are not officers or employees of General Cable in 2007 was as follows: annual retainer fee of $85,000, payable at least one-half in common stock of General Cable (which must be deferred into the Company’s DCP) and up to one-half in cash (which may be deferred into the Company’s DCP).  The Chairman of the Audit Committee received an additional annual retainer fee of $10,000 in cash.  Outside Directors are reimbursed for related out-of-pocket expenses for attendance at Board and Committee meetings.  In order to be eligible to receive the retainer, a Director must have attended at least 75% of the Board meetings in the prior year, unless attendance was excused by the Chairman.

Each outside Director was eligible to receive an annual grant of 2,500 options to acquire General Cable common stock at the stock’s fair market value when granted.  These options generally vest over three years.  In February 2007, the Compensation Committee awarded each outside Director 2,500 options on common stock as part of their compensation for services.

In addition, John E. Welsh, III, who has served as Nonexecutive Chairman of the Board since August 2001, was entitled to annual compensation for his services as Chairman.  This additional compensation is equal to the amount paid to non-employee Directors for regular Director service.  Also, as part of this compensation, the Compensation Committee in February 2007 awarded Mr. Welsh 2,500 options to purchase General Cable common stock.

Effective January 1, 2008, a new fee schedule for director compensation was approved.  Under the current fee schedule, the annual retainer fee will continue to be paid as before and the chairs of the Compensation and Corporate Governance Committees each will receive an additional cash retainer for their services as chair of $6,000 per year; the chair of the Audit Committee will continue to receive a cash retainer of $10,000 per year.  Further, all Directors will be eligible to receive an annual award of common stock units rather than stock options, as in the prior fee schedule, in the amount of $75,000 in unit value per year.  These unit awards will vest at the end of three years and Directors will be entitled to receive in settlement one share of common stock for each unit granted.

General Cable Directors are covered by Share Ownership Guidelines adopted by the Board of Directors on March 28, 2005.  Under the approved Share Ownership Guidelines, Directors are required to obtain ownership of shares of common stock equal to three times the amount of the cash retainer paid to non-employee Directors for their service as Directors within five years from adoption or from their date of appointment.  All non-employee Directors met these Guidelines at year-end 2007.

Change in Control and Other Post-Employment Payments and Benefits

Payments and Benefits Applicable to Mr. Kenny and Mr. Siverd in 2007

As noted above, Mr. Kenny and Mr. Siverd relinquished their employment and change-in-control agreements effective at the end of 2007.  During 2007, upon termination of his employment or a change in control of General Cable, each of Mr. Kenny and Mr. Siverd was entitled in 2007 to receive from us payments and benefits under the following contracts, agreements and arrangements:

•

each executive’s amended and restated change-in-control agreement;

•

each executive’s amended and restated employment agreement;

•

our 1997 and 2005 Stock Incentive Plans; and

•

our Supplemental Executive Retirement Plan.

Amended and Restated Change-in-Control Agreement.  We entered into an amended and restated change-in-control agreement, dated April 28, 2000, with each of Mr. Kenny and Mr. Siverd.  Unless otherwise terminated by the parties, the change-in-control agreement would generally have terminated upon the expiration of the executive’s employment agreement with us.  However, if a change in control occurs during the term of the employment agreement or within six months after any termination of the executive’s employment which triggers our obligation to make a change in control payment, the change-in-control agreement would have expired at the end of 36 months (as to Mr. Kenny) or 24 months (as to Mr. Siverd) after the month in which the change in control occurs.

The change-in-control agreement operated using what is commonly called a “double trigger.”  This means that for the executive to receive payments or benefits under this agreement, both a change in control and a triggering event must occur.  A change in control was deemed to occur if:

•

any outside person or other entity beneficially owns more than 50% of all classes of our capital stock that are normally entitled to vote upon the election of our Directors;

•

we sell all or substantially all of our property or assets;

•

we consolidate or merge with a third party whereby persons who were our stockholders immediately before the consolidation or merger together own less than 60% of the voting stock of the surviving entity; or

•

the Directors who served as such on April 28, 2000 (the “incumbent Directors”) no longer constitute a majority of the board of Directors; however, a subsequently elected Director will also be an incumbent Director if that Director was not elected as a result of an election contest by at least two-thirds of the then incumbent Directors.

Unless there is a “circumstance of ineligibility,” we had to provide each executive with specified benefits upon the following triggering events:

•

if we or our successor terminates the executive’s employment without “cause” within six months before, or within three years (as to Mr. Kenny) or two years (as to Mr. Siverd) after, a change in control;

•

if the executive terminates his employment for “good reason” within six months before, or within three years (as to Mr. Kenny) or two years (as to Mr. Siverd) after, a change in control.

For purposes of each change-in-control agreement:

•

“cause” was generally defined to mean:

–

the executive’s gross neglect or willful failure to perform his duties and responsibilities in all material respects;

–

any act of fraud by the executive;

–

the executive’s conviction or entry into a plea of nolo contendere to any felony or misdemeanor, other than a traffic offense that does not result in imprisonment;

–

the executive’s willfully or intentionally injuring our reputation or business relationships; and

–

any willful and material breach by the executive of the employment agreement.

•

“good reason” was generally defined to mean the occurrence of any of the following without the executive’s consent:

–

removal of the executive from his officer positions;

–

the assignment of duties or responsibilities materially inconsistent with those customarily associated with such positions;

–

any diminution in the executive’s position, authority, duties or responsibilities;

–

a reduction in the executive’s annual base salary or material benefits;

–

notice by us not to extend the employment agreement;

–

a significant relocation of the executive’s principal place of employment; and

–

a successor’s failure to perform our obligations under the change-in-control agreement.

•

a “circumstance of ineligibility” was defined as:

–

the death or disability of the executive;

–

the executive terminating his employment with us voluntarily, except for any termination for good reason; and

–

any termination of the executive by us or our successor for cause.

In the event of a change in control followed by a triggering event (and assuming that a circumstance of ineligibility has not occurred), we (or our successor) would have been required to pay each of Mr. Kenny and Mr. Siverd a lump sum cash payment equal to three and two times, respectively, the sum of:

•

the executive’s annual base salary at the time of termination (or in the event of a termination for good reason due to a reduction in annual base salary, the amount of annual base salary in effect immediately prior to the reduction), plus

•

the executive’s target annual incentive bonus under a bonus plan in effect for the year in which the executive’s employment is terminated or the year in which the change in control occurs, whichever is greater.

Furthermore, all stock awards, including stock options and shares of restricted stock, granted to each executive under the 1997 and 2005 Stock Incentive Plans would have immediately vested in full.  These awards would have been fully exercisable until they expire in accordance with the terms of that plan. The executive would continue his participation as if the executive was still an employee, in our medical, dental, hospitalization and life insurance plans, programs or arrangements in which the executive was participating on the date of termination of his employment or, if more favorable to the executive, the 181st day prior to the change in control, on the same terms and conditions as other executives under such plans, programs and arrangements.  This participation would have lasted for approximately 36 months as to Mr. Kenny (30 months with respect to life insurance programs) and for approximately 24 months as to Mr. Siverd, or until the executive receives equivalent coverage and benefits under the plans, programs or arrangements of a subsequent employer.  The determination of whether such coverage and benefits are equivalent was to be made on a coverage-by-coverage and benefit-by-benefit basis.

Regardless of whether Mr. Kenny or Mr. Siverd was eligible to receive the lump-sum change in control payment described above, if any payments or benefits that could potentially be received by the executive in connection with a change in control or the termination of the executive’s employment under any plan, arrangement or agreement with us or any person who triggers a change in control of General Cable (or any of its affiliates) would be subject to the “excess parachute payment” excise tax imposed under Section 4999 of the Internal Revenue Code.  We must pay the executive an amount equal to the amount of such excise tax imposed, plus related federal, state and local income, excise and employment taxes.  The intent of this payment is to ensure that neither Mr. Kenny nor Mr. Siverd bears the cost of this excise tax or any tax associated with our reimbursement of the excise tax.

The Table below quantifies the estimated maximum amount of payments and benefits that would have been provided by us (or our successor) to Mr. Kenny and Mr. Siverd under each change-in-control agreement assuming that a change in control and triggering event had both occurred as of December 31, 2007:

Executive	Change in Control Payment	Estimated Amount of Change in Control Payment ($)
Gregory B. Kenny	Lump-sum cash change in control payment	4,950,000
	Vesting in full of unvested stock option awards	4,760,866 (1)
	Vesting in full of unvested restricted stock awards	9,448,503 (2)
	Continued coverage under our medical, dental, hospitalization and life insurance plans	36,000 (3)
	Excess parachute payment excise tax on all change in control compensation and related gross-up tax payment	0 (4)
Robert J. Siverd	Lump-sum cash change in control payment	1,384,591
	Vesting in full of unvested stock option awards	1,183,740 (1)
	Vesting in full of unvested restricted stock awards	2,563,628 (2)
	Continued coverage under our medical, dental, hospitalization and life insurance plans	24,000 (3)
	Excess parachute payment excise tax on all change in control compensation and related gross-up tax payment	0 (4)

(1)

This amount represents the unrealized value of the unvested portion, or 100,952 and 24,652, of stock options granted to Mr. Kenny and Mr. Siverd, respectively, under our 1997 and 2005 Stock Incentive Plans as of December 31, 2007.  The unrealized value of unvested options was calculated by multiplying (a) the number of shares underlying the unvested options by (b) the difference between $73.28, the closing price of a share of our common stock on December 31, 2007 and the applicable per share exercise price of the options.

(2)

This amount represents the unrealized value of the unvested portion of Mr. Kenny’s and Mr. Siverd’s restricted stock granted under our 1997 and 2005 Stock Incentive Plans and subject to restrictions, or 128,937 and 34,984 shares, respectively, based upon the closing price of our common stock on December 31, 2007.

(3)

This amount represents the cost to us to provide the executive with the same coverage he had as of December 31, 2007 under all of these plans as they existed on that date on a non-employee basis for the full stated period of time required by the executive’s change-in-control agreement and assuming no acquisition of equivalent benefits or coverage under the plans, programs or arrangements of a subsequent employer during that period.

(4)

The amount of the gross-up payment assumes that a change in control involving General Cable and triggering event each occurred on December 31, 2007.  The amount of the tax liability shown is calculated in accordance with Sections 280G and 4999 of the Internal Revenue Code, as determined by the relevant provisions of each executive’s change-in-control agreement.  See “Change in Control and Other Post-Employment Payments and Benefits -- Payments and Benefits Applicable to Mr. Kenny and Mr. Siverd – Amended and Restated Change-in-Control Agreement” at page 35.

Amended and Restated Employment Agreement.  We entered into an amended and restated employment agreement, dated April 28, 2000, with each of Mr. Kenny and Mr. Siverd.  Each employment agreement specified our obligations to each of Mr. Kenny and Mr. Siverd upon termination of his employment under various circumstances.  For a summary of the terms of these agreements and our termination obligations under them, see “Employment Agreements” at page 28.

The receipt of the payments and benefits to Mr. Kenny and Mr. Siverd under their employment agreements were conditioned upon their complying with customary non-solicitation, non-competition, confidentiality and assignment of invention and development agreements.  The assignment of invention and development provision expires upon termination of employment.  The non-solicitation and non-competition provisions with respect to Mr. Kenny and Mr. Siverd expired two years, and one and one-half years, respectively, after the termination of the employment agreement.  The confidentiality provision was of infinite duration.  The executives acknowledged that any breach or threatened breach by either of them of any of the covenants described above would have entitled us to injunctive relief restraining the commission or continuance of any breach or threatened breach, with minimal bond, in addition to any other available remedies.

In addition, we entered into a severance arrangement with Mr. Robinson by letter of September 14, 2003, which is summarized at page 29.

The Table below includes a description and the amount of estimated payments and benefits that would have been provided by us (or our successor) to Mr. Kenny and Mr. Siverd under each employment agreement, assuming that a termination circumstance occurred as of December 31, 2007:

		Estimated Amount of Termination Payment to:
Termination Payment	Termination Circumstance	Gregory B. Kenny ($)	Robert J. Siverd ($)
Base salary earned but not paid prior to death or termination of employment due to disability. (1)	All	17,308	8,408
Payment for all accrued but unused vacation time up to the date of death or termination of employment due to disability. (2)	All	0	0
Payment for bonuses deferred for any year prior to the year in which death or termination of employment due to disability occurs. (3)	All	0	0
Unpaid but earned bonuses under any applicable bonus plan to the extent earned. (4)	Death, disability, termination by us without cause and termination by the executive for good reason	750,000	200,401
A pro rata portion of bonuses payable in the year in which death or termination due to disability occurs, assuming all performance goals for such year are met. (5)	Death or disability	0	0
Immediate vesting and lapsing of restrictions on all unvested stock awards held on the date of death or termination. (6)	Death, disability, termination by us without cause and termination by the executive for good reason	9,448,503	2,563,628
Immediate vesting of all stock options held on the date of death or termination, which options will remain exercisable for 12 months. (7)	Death, disability, termination by us without cause and termination by the executive for good reason	4,760,866	1,183,740

		Estimated Amount of Termination Payment to:
Termination Payment	Termination Circumstance	Gregory B. Kenny ($)	Robert J. Siverd ($)
A lump sum amount equal to three times, with respect to Mr. Kenny, and two times, with respect to Mr. Siverd, the sum of the executive’s base salary and the target annual bonus under any bonus plan for the year of termination. (8)	Termination by us without cause and termination by the executive with good reason	4,950,000	1,384,590
Continued coverage under medical, dental, hospitalization and life insurance plans. (9)	Termination by us without cause and termination by the executive with good reason	36,000	24,000
Outplacement services consistent with our existing or past practices.	Termination by us without cause and termination by the executive with good reason	20,000	10,000
Other benefit amounts provided for officers are consistent with Company practice including a Company-provided vehicle and tax advisory services.	All	35,000	25,000

(1)

The value of base salary earned but not paid for each executive is estimated to be (a) six days in the event of a termination due to disability and (b) six days of annual base salary in the event of all other termination events.

(2)

Vacation time accrued but not taken for each executive was assumed to have been fully used up at year-end 2007.

(3)

The amount of bonus deferred by each executive prior to termination is estimated to be the total amount of bonuses previously deferred by each executive in prior years.

(4)

The amount of bonus payable to each executive is equal to the Target Level bonus under the AIP.

(5)

The relevant performance goals and target award percentages related to this award are set forth in the Compensation Discussion and Analysis at page 21.

(6)

This amount represents the unrealized value of the portion of Mr. Kenny and Mr. Siverd’s restricted stock that is either unvested or subject to restrictions, or 128,937 and 34,984 shares, respectively, based upon the closing price of our common stock on December 31, 2007.

(7)

This amount represents the unrealized value of the unvested portion, or 100,952 and 24,652, of stock options granted to Mr. Kenny and Mr. Siverd, respectively, as of December 31, 2007.  The unrealized value of unvested options was calculated by multiplying (a) the number of shares underlying the unvested options by (b) the difference between $73.28, the closing price of a share of our common stock on December 31, 2007 and the applicable per share exercise price of the options.

(8)

The lump sum payment was calculated using a base salary for 2007 of $750,000 for Mr. Kenny and $364,366 for Mr. Siverd, and a performance-based target annual bonus for 2007 of $900,000 for Mr. Kenny and $327,929 for Mr. Siverd.

(9)

This amount represents the cost to us to provide the executive with the same coverage he had as of December 31, 2007 under all of these plans as they existed on that date on a non-employee basis for a period of 36 months (30 months with respect to life insurance plans) as to Mr. Kenny and 24 months as to Mr. Siverd.

Payments Applicable to Messrs. Robinson, Macdonald, and Andrews under General Cable Severance Pay Plan for Salaried Employees in 2007

Messrs. Robinson, Macdonald, and Andrews were eligible in 2007 to participate under the General Cable Severance Pay Plan for Salaried Employees as amended January 1, 1996 (“Severance Pay Plan”).  Eligible employees under the Severance Pay Plan are full time employees who have given one year of continuous service to General Cable.  Under this Plan, an eligible employee such as Messrs. Robinson, Macdonald, and Andrews would have been entitled to receive severance pay in the amount of a specified multiple of his base salary in the year of termination (specifically, 1.5 times base salary plus benefit continuation payments in accord with existing Company policy) in case of an involuntary termination which results from a reduction in the workforce from a plant relocation or closing or otherwise.  To receive a benefit, the employee must also have been a salaried employee and not entitled to severance pay under any other plan, contract or arrangement with General Cable and not waived coverage under the Severance Pay Plan.  Finally, the termination of employment must not have been for cause as defined in the Severance Pay Plan.  For purposes of calculating Mr. Robinson’s severance pay, we applied the benefits under the Severance Pay Plan rather than the terms of his severance arrangement.

Under the Severance Pay Plan, cause was generally defined to mean (i) willful and continuous neglect of duty; (ii) violation of a local, state or federal criminal statute; (iii) intentional provision of services to a competitor of General Cable; and (iv) similar conduct which the Company determined in its discretion was such that severance pay would not be in the best interest of General Cable.  The Company conditioned the right to receive severance pay under the Plan to general and customary conditions, including providing a release of obligations and reimbursing the Company for obligations due.

Estimated payments to Messrs. Robinson, Macdonald, and Andrews under the Severance Pay Plan are set forth below:

	Brian Robinson ($)	Roderick Macdonald ($)	J. Michael Andrews ($)
Severance Payment	382,500	450,000	472,500
Benefit Continuation	18,000	18,000	18,000

Effective January 1, 2008, Messrs. Robinson, Macdonald, and Andrews became eligible to participate under the General Cable Executive Severance Benefit Plan described below on page 43 and they will not be eligible to participate under the Severance Pay Plan.

Potential Benefits to Executive Officers under General Cable Stock Incentive and Stock Option Plans

1997 and 2005 Stock Incentive Plans and the 2000 Stock Option Plan.  Our 1997 and 2005 Stock Incentive Plans and our 2000 Stock Option Plan provide for specified benefits to our executives who hold awards granted under these plans, either upon a change in control or a termination of their employment.

Change in Control Payments and Benefits.  Under the 1997 Stock Incentive Plan, upon a change in control, our Compensation Committee or the Chief Executive Officer (presently Mr. Kenny), in their discretion, may take such actions as they deem appropriate with respect to outstanding awards, including without limitation, accelerating the exercisability, vesting or payout of the awards.  They may, in their discretion, also determine that, upon the occurrence of a change in control, each stock option and stock appreciation right outstanding under the 1997 Stock Incentive Plan may be terminated and automatically exchanged for an amount of cash, other property, or a combination thereof, equal to the excess of the fair market value of such shares of common stock immediately prior to the change in control over the exercise price per share of such option or stock appreciation right.

Under the 2005 Stock Incentive Plan, upon a change in control, all unvested awards granted under the 2005 Stock Incentive Plan will become fully vested immediately upon the occurrence of the change in control and such awards shall be paid out or settled, as applicable, within 60 days after the occurrence of the change in control, subject to applicable law.  Our Compensation Committee may, in its discretion, also determine that, upon a change in control, each stock option and stock appreciation right outstanding under the 2005 Stock Incentive Plan may be terminated and automatically exchanged for an amount of cash, other property, or a combination thereof, equal to the excess of the fair market value of such shares of common stock immediately prior to the change in control over the exercise price per share of such option or stock appreciation right.

Under the 2000 Stock Option Plan, upon a change in control, our Compensation Committee or the Chief Executive Officer (Mr. Kenny), in their discretion, may take such actions as they deem appropriate with respect to outstanding awards, including without limitation, accelerating the exercisability, vesting or payout of the awards.  They may, in their discretion, also determine that, upon the occurrence of a change in control, each stock option and stock appreciation right outstanding under the 2000 Stock Option Plan may be terminated and automatically exchanged for an amount of cash, other property, or a combination thereof, equal to the excess of the fair market value of such shares of common stock immediately prior to the change in control over the exercise price per share of such option or stock appreciation right.

The change in control provisions under these plans operate using a “single trigger.”  This means that any change in control will permit the executive to receive payments or benefits under these plans, even if the executive’s employment is unaffected as a result of the change in control.  For purposes of each Stock Incentive Plan and the 2000 Stock Option Plan, the term “change in control” is defined as set forth in the executive’s change-in-control agreement if an agreement was in place, and, if not, as set forth in the Plan document.  See “Change in Control and Other Post-Employment Payments and Benefits – Payments and Benefits Applicable to Mr. Kenny and Mr. Siverd in 2007 – Amended and Restated Change-in-Control Agreement” at page 35.

The Table below provides an estimate of the value of the potential benefits that each executive might be entitled to receive upon a change in control under these plans as if the change in control had occurred on December 31, 2007.

	Estimated Value of Potential Benefit Under 1997 Stock Incentive Plan, 2000 Stock Option Plan, and 2005 Stock Incentive Plan Upon Change in Control to: ($)
Potential Benefit	Gregory B. Kenny	Brian J. Robinson	Robert J. Siverd	Roderick Macdonald	J. Michael Andrews
Acceleration and settlement of previously unvested stock options granted under these Stock Incentive Plans (1) (2)	4,760,866	470,650	1,183,740	510,720	666,939
Acceleration and settlement of the unvested portion of restricted stock and other stock awards granted under these Stock Incentive Plans (1) (3)	9,448,503	1,185,451	2,563,628	1,689,617	2,194,076
Cash-out of previously vested stock options granted under these Stock Incentive Plans (1) (4) (5)	11,263,040	0	6,978,320	327,850	0

(1)

Assumes that our Compensation Committee or our Chief Executive Officer approved the grant of this benefit as required under the terms of the 1997 Stock Incentive Plan and the 2000 Stock Option Plan.

(2)

This amount represents the unrealized value of the unvested portion of stock options under our three stock plans as of December 31, 2007: 100,952 for Mr. Kenny; 5,615 for Mr. Robinson; 24,652 for Mr. Siverd; 29,838 for Mr. Macdonald; and, 32,586 for Mr. Andrews.  The unrealized value of unvested options was calculated by multiplying (a) the number of shares underlying the unvested options by (b) the difference between $73.28, the closing price of a share of our common stock on December 31, 2007 and the applicable per share exercise price of the options.

(3)

This amount represents the unrealized value of the unvested portion restricted stock granted under our 1997 Stock Incentive Plan that are subject to restrictions: 128,937 for Mr. Kenny; 16,177 for Mr. Robinson; 34,984 for Mr. Siverd; 23,057 for Mr. Macdonald; and 29,941 for Mr. Andrews, based upon the closing price of our common stock on December 31, 2007.

(4)

Assumes that our Compensation Committee approved the granting of this benefit as required under the terms of the stock plans.

(5)

This amount represents the unrealized value of the aggregate vested portion of stock options under our stock plans as of December 31, 2007:  168,000 for Mr. Kenny; 114,000 for Mr. Siverd; and 5,000 for Mr. Macdonald. The unrealized value of vested options was calculated by multiplying (a) the number of shares underlying the unvested options by (b) the difference between $73.28, the closing price of a share of our common stock on December 31, 2007 and the applicable per share exercise price of the options.

General Cable Executive Severance Benefit Plan

General Cable’s Board of Directors adopted the Executive Severance Benefit Plan effective January 1, 2008 (“Severance Plan”).  The Severance Plan, which did not apply to the Named Executive Officers in 2007, provides for cash severance payments in case of involuntary termination of employment and for cash severance and certain benefit continuation for eligible employees in case of termination of employment by the employer or termination by the employee for good reason resulting from a change of control as we define these terms in the Severance Plan.  Full-time employees who have the position of Executive Vice President or above, Named Executive Officers in a Company Proxy Statement and the

Company’s Chief Financial Officer are eligible to participate in the Severance Plan.  Benefits payable in case of involuntary termination of employment of an eligible employee are as follows:

•

2 years of base pay and target level bonus under General Cable’s applicable Annual Incentive Plan;

•

a bonus for the year of termination based on relevant performance, and continued participation in employer health and life insurance plans or the equivalent premium cost of the employer for 2 years for the President; and

•

1.5 years of base pay, target level bonus, bonus for the year of termination and health and life insurance participation for 1.5 years for all other participants, plus limited outplacement assistance.

Benefits payable in case of an involuntary termination, including for good reason, in connection with a change in control of General Cable, are as follows:

•

3 years of base pay and target level bonus and bonus for the year of termination based on relevant performance, and continued participation in employer’s health and life insurance plans or the premium value to participate for the employer for three years, immediate vesting on termination in all unvested stock options and stock awards under the 1997 and 2000 Stock Plans for the President; and

•

2 years of base pay and target level bonus and bonus for the year of termination based on relevant performance and continued participation in employer’s health and life insurance plans or the premium value to participate for the employer for two years for all other participants, plus limited outplacement assistance.

The Severance Plan may be amended or terminated at any time with the approval of the Compensation Committee of General Cable’s Board of Directors.  However, any amendment or termination following a change in control as defined in the Severance Plan requires consent of a majority of the eligible employees at that time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2007, all compensation determinations and awards were made by the independent Directors who make up the Compensation Committee who are identified on page 11.  There were no interlocking relationships between executive officers of the Company and the Compensation Committee members or other Directors of the Company during 2007.

TRANSACTIONS WITH RELATED PERSONS

The Company has adopted policies and procedures for review and approval of any related party transactions that meet the minimum threshold for disclosure in the proxy statement under the applicable Securities and Exchange Commission rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).  The Company has not entered into any transactions since the beginning of its last fiscal year with any related person.

Under the Company’s policies and procedures, related parties are expected to seek Audit Committee approval of related party transactions before the transaction is entered into or amended.  The

Audit Committee may ratify a transaction after it has been entered into, in which case the transaction will be evaluated on the same standards as a transaction being pre-approved.  In certain circumstances, the Audit Committee Chairman may act on behalf of the Audit Committee.  The policy specifically requires approval or ratification if the Company hires a family member of a director (including a director nominee), executive officer or significant stockholder for total compensation in excess of $120,000 or, after initial approval of the hire, makes any material changes to employment arrangement.

When seeking approval, the related party will provide the Company’s General Counsel with information about the transaction for the General Counsel’s evaluation and submission to the Audit Committee.  The evaluation information includes:

•

the related person’s relationship to the Company and interest in the transaction;

•

material facts of the proposed transaction, including the proposed aggregate value of the transaction;

•

benefits to the Company of the proposed transaction;

•

availability of other sources of comparable products or services;

•

an assessment of whether the proposed transaction is on terms that are comparable to terms available to an unrelated third party or to employees generally; and

•

any effect on a director’s independence if the transaction involves a director.

After considering the evaluation information, the Audit Committee will approve or ratify only those transactions that are not opposed to the interests of the Company and that are on terms that are fair to the Company.  The Committee may make its approval conditional upon revisions to the terms of the transaction.

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, TO AUDIT GENERAL CABLE’S 2008 CONSOLIDATED FINANCIAL STATEMENTS AND INTERNAL CONTROL OVER FINANCIAL REPORTING

(Proposal 2)

On February 5, 2008, the Audit Committee of General Cable appointed Deloitte & Touche LLP, along with the member firm of Deloitte & Touche Tohmatsu and their respective affiliates (“Deloitte”), independent registered public accounting firm, to audit the consolidated financial statements of General Cable and its subsidiaries for 2008 and its internal control over financial reporting as of December 31, 2008.  The Board of Directors ratified that appointment and is submitting it to stockholders for a vote at the Annual Meeting.

Principal Accounting Firm Fees.  Aggregate fees billed to the Company for the fiscal years ended December 31, 2007 and 2006 by Deloitte and its affiliates were as follows:

	Fiscal Year Ended
	2007	2006
Audit Fees(1)	$4,273,000	$2,911,000
Audit-related Fees(2)	415,000	103,000
Tax Fees(3)	464,000	305,000
All Other Fees	0	0
	$5,152,000	$3,319,000

(1)

Includes reviews of registration statements, and related consents and comfort letters.

(2)

Includes employee benefit plan audits and assistance with due diligence activities on the acquisition of Phelps Dodge International Corporation in 2007.

(3)

Includes fees for tax compliance, consultation and planning.

General Cable expects representatives of Deloitte to attend the Annual Meeting and be available to respond to appropriate questions from stockholders.  The Deloitte representatives will also have the opportunity to make a statement if they so desire.

The Board of Directors recommends that stockholders vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP to audit General Cable’s 2008 consolidated financial statements and internal control over financial reporting.

APPROVAL OF THE GENERAL CABLE CORPORATION 2008 ANNUAL INCENTIVE PLAN

(Proposal 3)

General Cable maintains a competitive compensation program to motivate executives and key employees to act to promote the growth and profitability of the Company for the benefit of stockholders.  The Board of Directors adopted the General Cable Corporation 2008 Annual Incentive Plan effective as of January 1, 2008 (the “Annual Incentive Plan”), subject to stockholder approval, to provide opportunity for executives and key employees to earn awards (“Awards”) for achieving corporate and individual performance objectives.

The Annual Incentive Plan is intended to replace the 1998 Annual Incentive Plan, as amended (“1998 Incentive Plan”), which was approved by stockholders at the 1998 Annual Meeting and expired by its terms in 2008.  Material features of performance goals of the 1998 Incentive Plan were reapproved by stockholders in 2003.

Set forth below is a summary of the principal features of the Annual Incentive Plan, including material terms of performance goals submitted for stockholder approval.  The summary is qualified in its entirety by reference to the full text of the Annual Incentive Plan, which is attached to this Proxy Statement as Appendix A.  Please see Appendix A for a complete copy of the Annual Incentive Plan.

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the Annual Incentive Plan.

Purpose of the Annual Incentive Plan.  The purpose of the Annual Incentive Plan is to provide Awards in order to motivate certain executive officers and key employees of General Cable to put forth maximum efforts toward the growth, profitability and success of the Company and to encourage such individuals to remain in the employ of the Company.

Administration of the Annual Incentive Plan.  The Annual Incentive Plan is generally administered by the Compensation Committee which is comprised of four outside directors, none of whom is an officer or employee of General Cable.  It is the Board’s policy that the Compensation Committee be composed of outside directors for the purpose of the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Under the Annual Incentive Plan, the Compensation Committee is authorized to make Awards to executive officers of General Cable (“Executive Officers”) and to determine the terms, conditions and limitations of each Award.  The Compensation Committee may delegate to the Chief Executive Officer or other Executive Officer the authority to determine and grant Awards to key employees who are not Executive Officers.  In addition, the Compensation Committee has the power to interpret the Annual Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate to administer the Annual Incentive Plan.

Limits on Plan Awards.  Awards will be settled in cash.  The maximum incentive Award payable to any Executive Officer or key employee under the Annual Incentive Plan for one year is $3.0 million.

Eligibility and Participation.  Participants under the Annual Incentive Plan (“Participants”) are either Executive Officers or key employees who are significantly responsible for the success and future growth and profitability of the Company as determined by the Compensation Committee in the case of Executive Officers and by the designated Executive Officer in the case of key employees.  As of the date of this Proxy Statement, eight Executive Officers and approximately 275 key employees are eligible to participate under the 1998 Incentive Plan, and these individuals will be eligible under the Annual Incentive Plan.  A Participant’s right, if any, to continue to serve as an Executive Officer or employee will not be affected by his or her designation as a Participant under the Annual Incentive Plan.

Awards and Performance Goals.  Awards are made to eligible Participants based on attainment of performance goals established by the Compensation Committee for Executive Officers and the designated Executive Officer for other Participants at the beginning of each calendar year.  Awards are generally determined by multiplying a Participant’s target percentage of base salary for a calendar year award by applicable factors and percentages based on accomplishment of the performance objectives.  Awards are payable in cash.  Payment of Awards is made after the end of the year in which performance is being measured, subject to all applicable withholding taxes or deductions.

Performance objectives under the Annual Incentive Plan may include one or more or a combination of objectives, including the following:  cash flow; cash flow from operations; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings from continuing operations; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net asset turnover; inventory turnover; capital expenditures; operating earnings; gross or operating margin; profit margin; gross profit; assets; debt; working capital; return on assets; return on net assets; return on total assets; return on capital; return on investment; return on stockholders’ equity; return on sales; net or gross sales; cost of capital; total shareholder return; pretax income before allocation of corporate overhead and bonus; net income; appreciation in or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; economic value-added models; comparisons with various stock market indices; or reduction in costs.  The Compensation Committee and the designated Executive Officer may select the same or different performance objectives in any future annual award period.  In applying performance objectives under the Annual Incentive Plan, the Compensation Committee may not increase Awards that would be payable upon attainment of goals; the Compensation Committee may, however, reduce Awards in its discretion.

Termination of Employment.  Subject to any written employment or other agreement between a Participant and the Company, if a Participant’s employment with General Cable is terminated for any reason before an Award is determined or paid out, the Award will be forfeited.  However, the Compensation Committee and the designated Executive Officer have the discretion to pay all or part of any Award to a Participant for an annual award period that the Participant would have otherwise received.

Term and Amendment of the Plan.  The Annual Incentive Plan was approved by the Board of Directors and has a term of ten years from January 1, 2008.  The Board may amend or terminate the Annual Incentive Plan at any time, subject to stockholder approval if required by law or regulation.

Compensation Limitation Deduction.  As noted above, under Code Section 162(m), General Cable’s income tax deduction for certain compensation to the Chief Executive Officer or any one of the next four most highly compensated officers is limited to $1 million per year.  Section 162(m) provides an exception to this limitation for performance-based compensation approved by a committee consisting of at least two outside Directors, provided that the material terms of performance goals are approved by the stockholders.  As described above, the Annual Incentive Plan is generally designed to satisfy the statutory requirements for the Awards that may be made under the Plan.

New Plan Benefits.  Because Awards are made in the sole discretion of the Compensation Committee and depend on achievement of performance objectives, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Annual Incentive Plan.  The following table discloses the dollar value of Awards under the 1998 Incentive Plan for 2007 performance, but such Awards are not necessarily representative of Awards that may become payable under the new Annual Incentive Plan.

NEW PLAN BENEFITS 2008 ANNUAL INCENTIVE PLAN
Name and Position	Dollar Value $ (1)

Gregory B. Kenny	1,123,557
President and Chief Executive Officer
Brian J. Robinson	209,503
Executive Vice President, Chief Financial Officer and Treasurer
Robert J. Siverd	300,353
Executive Vice President, General Counsel and Secretary
Roderick Macdonald	178,823
Executive Vice President Global Sales and Business Development
J. Michael Andrews	190,263
Executive Vice President and Group President, North American Energy Infrastructure and Technology
Executive Group	2,002,499
Non-Executive Director Group	0
Non-Executive Officer Employee Group	8,430,867

(1) The amounts to be paid for 2008 are undeterminable. The disclosed dollar values represent amounts awarded for 2007 under the 1998 Incentive Plan.

The Board of Directors recommends that stockholders vote FOR the proposal to approve the Annual Incentive Plan.

OTHER INFORMATION

Solicitation of Proxies

Solicitation of proxies is being made by management at the direction of General Cable’s Board of Directors, without additional compensation, through the mail, in person or by telephone.  The cost will be borne by General Cable.  In addition, General Cable will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record and General Cable will reimburse them for their expenses in so doing.  General Cable has retained D. F. King & Co., Inc. to aid in the solicitation of proxies for a fee of $6,000.00 plus out-of-pocket expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires General Cable’s Directors and executive officers, and persons who own more than 10% of a registered class of equity securities, to file initial reports of ownership and reports of changes in ownership of General Cable common stock with the SEC.  These persons are required by SEC regulations to furnish General Cable with copies of all Section 16(a) forms which they file.  Based on review of the copies of forms furnished to General Cable and filed with the SEC, General Cable believes that all such SEC filings during 2007 complied with the reporting requirements.

Stockholder Proposals for 2009 Annual Meeting

Stockholder proposals under Rule 14a-8 of the Securities Exchange Act of 1934 for the 2009 Annual Meeting of Stockholders must be received by General Cable no later than December 1, 2008, in order to be considered for inclusion in General Cable’s proxy statement and a form of proxy for that meeting.  Stockholder proposals not made under Rule 14a-8 must be made in accordance with the sixty (60) day advance notice procedure described on page 12.  All proposals must be communicated in writing to the Secretary of General Cable at its World Headquarters at 4 Tesseneer Drive, Highland Heights, Kentucky 41076.

By Order of the Board of Directors,

/s/ Robert J. Siverd

ROBERT J. SIVERD

Secretary

Highland Heights, Kentucky

March 28, 2008

APPENDIX A

GENERAL CABLE CORPORATION

2008 ANNUAL INCENTIVE PLAN

1.

Purpose

The purpose of the General Cable Corporation 2008 Annual Incentive Plan (the “Plan”) is to provide annual incentive awards (“Awards”) in order to motivate certain executive officers and key employees of General Cable Corporation, a Delaware corporation, and its subsidiaries (the “Company”) to put forth maximum efforts toward the growth, profitability and success of the Company and to encourage such individuals to remain in the employ of the Company or the applicable subsidiary.

2.

Administration

a.

The Plan shall be administered by a committee (the “Committee”), which shall be a committee or subcommittee of the Board of Directors of the Company (the “Board”) appointed by the Board from among its members.  Initially, the Committee shall be the Board’s Compensation Committee.  Unless the Board otherwise determines, the Committee shall be comprised solely of not less than two members who each shall qualify, at the time of appointment, as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder.

b.

The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to select the persons to be granted Awards under the Plan, to determine the time when Awards will be granted, to determine whether performance objectives and other conditions for earning Awards have been met, to determine whether a payment shall be required to be made with regard to an Award and, if so determined, when such payment shall be made, and to determine whether an Award or payment of an Award should be reduced or eliminated.  The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable.  All determinations and interpretations made by the Committee shall be binding and conclusive on all persons participating in the Plan and their legal representatives.  No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated.  The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

c.

The Committee may delegate to one or more of its members, or to one or more executive officers of the Company (“Executive Officers”), including to the Chief Executive Officer of the Company, authority to select key employees other than Executive Officers to be granted Awards under the Plan and to make all other determinations in respect of such Awards.  In addition, the Committee may delegate to such persons such administrative duties as it deems advisable.  References herein to “Committee” shall include any such delegatee, except where the context otherwise requires.  The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan including such legal or other

APPENDIX A

counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent.  Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company.

3.

Eligibility

Awards may be granted under the Plan to such Executive Officers and key employees of the Company as shall be selected for participation pursuant to Section 2 above.

4.

Awards and Award Pool; Limitations on Awards

a.

Each Award granted under the Plan shall represent an amount payable in cash by the Company to the Executive Officer or key employee (a “Participant”) upon accomplishment of one or more or a combination of performance objectives (“Performance Objectives”) in a specified fiscal year (a “Performance Year”), subject to all other terms and conditions of the Plan and such other terms and conditions as may be specified by the Committee.  The Performance Objectives for an Award to an Executive Officer shall consist of specific Performance Objectives approved by the Committee.  Performance Objectives for an Award to a key employee other than an Executive Officer may consist of any measure of performance the Committee may determine in its discretion.  The grant of Awards under the Plan shall be evidenced by Award letters in a form approved by the Committee from time to time which shall contain the terms and conditions, as determined by the Committee, of a Participant’s Award; provided, however, that in the event of any conflict between the provisions of the Plan and any Award letters, the provisions of the Plan shall prevail.  An Award shall be determined by multiplying the Participant’s target percentage of base salary with respect to a Performance Year by applicable factors and percentages based on the achievement of Performance Objectives.

b.

Awards payable in respect of a given Performance Year may be settled only if and to the extent the total amount of Awards (the “Award Pool”) has been accrued on the books of the Company as of the end of such Performance Year.  The Award Pool is designated only for purposes of accounting within the Plan and does not authorize any segregation of assets or the creation of a trust.  The maximum amount of an Award granted to any one Participant in respect of a Performance Year shall not exceed $3.0 million.  This maximum amount limitation shall be measured at the time of settlement of an Award under Section 6.

c.

Annual Performance Objectives shall be based on the performance of the Company, one or more of its subsidiaries or affiliates, one or more of its units or divisions and/or the individual for the Performance Year.  Performance Objectives shall include the following performance measures individually or in any combination:  cash flow; cash flow from operations; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings from continuing operations; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net asset turnover; inventory turnover; capital expenditures; operating earnings; gross or operating margin; profit margin; gross profits; assets; debt; working capital; return on assets; return on net assets; return on total assets; return on capital; return on investment; return on stockholders’ equity; return on sales; net or gross sales; cost of capital; total shareholder return; pretax income before allocation of corporate overhead and bonus; net income; appreciation in or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; economic value-added models; comparisons with various stock market indices; or reduction in costs.

APPENDIX A

5.

Grant of Awards

a)

The Committee shall select those Executive Officers who it determines are to be Participants for a given Performance Year and grant Awards to such Participants not later than 90 days after the commencement of the Performance Year, and shall select other key employees for participation and grant Awards to such Participants at such times as the Committee may determine.  In granting an Award, the Committee shall establish the amount of the Award in accordance with Section 4 and other terms of such Award.  Other provisions of the Plan notwithstanding, in the case of any Participant who initially becomes employed by the Company as an Executive Officer after the commencement of a Performance Year, the Participant may be granted an Award for that Performance Year prior to the date at which 25% of the period remaining in the year from the date of hiring of such Executive Officer has elapsed.

b)

After the end of each Performance Year, the Committee shall determine the extent to which the Award Pool shall be funded based on achievement of Performance Objectives for such Performance Year.  The Committee shall also determine the maximum amount payable to any Participant in respect of an Award for the Performance Year and the amount payable to each Participant in settlement of the Participant’s Award for the Performance Year.  The Committee, in its discretion, may determine that the amount payable to any Participant in settlement of an Award shall be reduced, including a determination that no payment shall be required to be made with regard to the Award, whatsoever, and, in the case of a Participant who is not an Executive Officer, may determine that such amount shall be increased.  The Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to settlement of each Award granted to an Executive Officer, that the Performance Objectives and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

c)

The Committee may adjust or modify Awards or terms of Awards (1) in recognition of unusual or nonrecurring events affecting the Company or any business unit, or the financial statements or results thereof, or in response to changes in applicable laws (including tax, disclosure, and other laws), regulations, accounting principles, or other circumstances deemed relevant by the Committee, (2) with respect to any Participant whose position or duties with the Company change during a Performance Year, or (3) with respect to any person who first becomes a Participant after the first day of the Performance Year; provided, however, that no adjustment to an Award granted to an Executive Officer shall be authorized or made if and to the extent that such authorization or the making of such adjustment would contravene the requirements applicable to “performance-based compensation” under Section 162(m) of the Code and regulations thereunder.

6.

Settlement of Awards

a.

Each Participant shall receive payment of a cash lump sum in settlement of his or her Award, in the amount determined in accordance with Section 5 as promptly as practicable following the time such determination in respect thereof has been reached by the Committee.  However, in no event shall such payment be made later than the 15th day of the third month following the calendar year in which the Committee determines to make a payment with regard to that Award.

b.

Each Participant shall have the right to defer his or her receipt of part or all of any payment due in settlement of an Award under and in accordance with the terms and conditions of any deferred compensation plan or arrangement of the Company unless otherwise specified by the Committee.

APPENDIX A

7.

Termination of Employment

Except as otherwise provided in any written agreement between the Company and a Participant, if a Participant ceases to be employed by the Company prior to settlement of an Award for any reason other than death or disability (as determined by the Committee), such Award shall be forfeited.

8.

Status of Awards under Section 162(m)

It is the intent of the Company that Awards granted to Executive Officers shall constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, if at the time of settlement the Participant remains an Executive Officer.  Accordingly, the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder.  If any provision of the Plan relating to Executive Officers or any Award letter evidencing an Award to an Executive Officer does not comply or is inconsistent with the provisions of Section 162(m)(4)(C) of the Code or regulations thereunder (including Treasury Regulation 1.162-27(e)) required to be met in order that compensation (other than post-termination compensation) shall constitute “performance-based compensation,” such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no post-termination settlement shall be authorized or made under Section 7 if and to the extent that such authorization or settlement would contravene such requirements.

9.

Transferability

Awards and any other benefit payable under, or interest in, this Plan are not transferable by a Participant except upon a Participant’s death by will or the laws of descent and distribution, and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such attempted action shall be void.

10.

Withholding

All payments relating to an Award, whether at settlement or resulting from any further deferral or issuance of an Award under another plan of the Company in settlement of the Award, shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements.

11.

Tenure

A Participant’s right, if any, to continue to serve the Company as an Executive Officer, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant or any other event under the Plan.

12.

No Rights to Settlement or to Participate

Until the Committee has determined to settle an Award under Section 6, a Participant’s selection to participate, the grant of an Award, and other events under the Plan shall not be construed as a commitment that a Participant will have any right to a payment with regard to an Award granted under this Plan.  Nothing in the Plan shall be deemed to give any eligible employee any right to participate in the Plan except upon determination of the Committee under Section 4.  The foregoing notwithstanding, the Committee may authorize legal commitments with respect to Awards under the terms of an employment agreement or other agreement with a Participant, to the extent of the Committee’s authority under the Plan,

APPENDIX A

including commitments that limit the Committee’s future discretion under the Plan, but in all cases subject to Section 8.

13.

Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any specific assets of the Company or investments which the Company may make to aid in meeting its obligations under the plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14.

Other Compensatory Plans and Arrangements

Nothing in the Plan shall preclude any Participant from participation in any other compensation or benefit plan of the Company or its subsidiaries.  The adoption of the Plan and the grant of Awards hereunder shall not preclude the Company or any subsidiary from paying any other compensation apart from the Plan, including compensation for services or in respect of performance in a Performance Year for which an Award has been made.

15.

Duration, Amendment and Termination of Plan

No Award may be granted in respect of any Performance Year after 2017.  The Board may amend the Plan from time to time or suspend or terminate the Plan at any time, provided that any such action shall be subject to stockholder approval if and to the extent required by law or regulation, or to ensure that compensation under the Plan will qualify as “performance-based compensation” under Section 162(m) and the regulations thereunder.

16.

Governing Law

The Plan, Awards granted hereunder, and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky (excluding principles of conflict of laws).

17.

Effective Date

The Plan shall be effective as of January 1, 2008; provided, however, that the Plan shall be subject to approval of the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company before settlement of Awards for the 2008 Performance Year so that compensation will qualify as “performance-based compensation” under Section 162(m) of the Code and regulations thereunder.  In addition, the Board may determine to submit the Plan to stockholders for reapproval at such times, if any, required in order that compensation under the Plan shall qualify as performance-based compensation.

GENERAL CABLE CORPORATION 4 TESSENEER DRIVE HIGHLAND HEIGHTS, KY 41076

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by General Cable Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to General Cable Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GNRC1

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENERAL CABLE CORPORATION

Vote On Directors 1. Election of two Directors. Nominees: 01) Gregory B. Kenny 02) Robert L. Smialek	For All ❑	Withhold All ❑	For All Except ❑	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote On Proposals

		FOR	AGAINST	ABSTAIN
2.

Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to audit General Cable’s 2008 consolidated financial statements and internal control over financial reporting.

		❑	❑	❑
3.	Approval of the General Cable Corporation 2008 Annual Incentive Plan.	❑	❑	❑
4.	Such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 17, 2008, are entitled to notice of and to vote at the meeting.

For address changes and/or comments, please check this box

and write them on the back where indicated

❑

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

GENERAL CABLE CORPORATION

4 Tesseneer Drive

Highland Heights, Kentucky 41076

Telephone (859) 572-8000

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS

The 2008 Annual Meeting of Stockholders of General Cable Corporation (“General Cable”) will be held on Thursday, May 15, 2008, at 9:00 a.m., local Costa Rica time, at the offices of Conducen, S.A. which is part of General Cable’s Phelps Dodge International Corporation business.  Conducen, S.A. is located at Autopista General Cañas Km 11, San Jose, Costa Rica.  Proceedings of the meeting will be simultaneously transmitted to the World Headquarters of General Cable beginning at 11:00 a.m., Eastern Daylight Time at 4 Tesseneer Drive, Highland Heights, Kentucky 41076, to consider and act upon the proposals listed on the reverse side.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Meeting Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

GENERAL CABLE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 15, 2008

The stockholder(s) hereby appoint(s) Robert J. Siverd and Jarrod B. Pontius, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of Common Stock of General Cable Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local Costa Rica time, (11:00 a.m., Eastern Daylight Time) on May 15, 2008, in San Jose, Costa Rica, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR EACH REMAINING PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE